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                                                                   CONSECO


BANKERS NATIONAL LIFE INSURANCE COMPANY



SEMIANNUAL REPORT
TO CONTRACT OWNERS

June 30, 1998
                                             Bankers National Variable Account B
                                                            Conseco Series Trust

SEMIANNUAL REPORT TO CONTRACT OWNERS
TABLE OF CONTENTS

JUNE 30, 1998

================================================================================

BANKERS NATIONAL VARIABLE ACCOUNT B                                                                                     PAGE
Statement of Assets and Liabilities as of June 30, 1998................................................................... 1
Statements of Operations for the Six Months Ended June 30, 1998 and the Year Ended December 31, 1997...................... 2
Statements of Changes in Net Assets for the Six Months Ended June 30, 1998 and the Year Ended December 31, 1997........... 2
Notes to Financial Statements............................................................................................. 3

CONSECO CAPITAL MANAGEMENT, INC.
Report from the President................................................................................................. 4
Report from the Asset Allocation Portfolio Adviser........................................................................ 4
Report from the Common Stock Portfolio Adviser............................................................................ 5
Report from the Corporate Bond Portfolio Adviser.......................................................................... 5
Report from the Government Securities Portfolio Adviser................................................................... 6
Report from the Money Market Portfolio Adviser............................................................................ 6

CONSECO SERIES TRUST
Statement of Assets and Liabilities as of June 30, 1998................................................................... 7
Statement of Operations for the Six Months Ended June 30, 1998............................................................ 7
Statements of Changes in Net Assets for the Six Months Ended June 30, 1998 and the Year Ended December 31, 1997........... 8
Statements of Investments in Securities as of June 30, 1998:
   Asset Allocation Portfolio.............................................................................................10
   Common Stock Portfolio.................................................................................................13
   Corporate Bond Portfolio...............................................................................................14
   Government Securities Portfolio........................................................................................16
   Money Market Portfolio.................................................................................................17
Notes to Financial Statements.............................................................................................18

BANKERS NATIONAL VARIABLE ACCOUNT B
STATEMENT OF ASSETS AND LIABILITIES

JUNE 30, 1998
(UNAUDITED)

================================================================================

Assets:
   Investments in portfolio shares, at net asset value (Note 2)
     Asset Allocation Portfolio, 186,430 shares, (cost - $2,305,133)................................................  $  2,622,254
     Common Stock Portfolio, 350,177 shares, (cost - $6,792,177)....................................................     7,491,727
     Corporate Bond Portfolio, 315 shares, (cost - $3,193)..........................................................         3,181
     Government Securities Portfolio, 265,790 shares, (cost - $3,156,931)...........................................     3,205,752
     Money Market Portfolio, 636,891 shares, (cost - $636,891)......................................................       636,891
----------------------------------------------------------------------------------------------------------------------------------
         Total investments in portfolio shares......................................................................    13,959,805

   Liabilities:
     Amounts due to Bankers National Life Insurance Company.........................................................        41,695
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           Net assets (Note 5)......................................................................................  $ 13,918,110
==================================================================================================================================
                                                                                               UNITS     UNIT VALUE  REPORTED VALUE
                                                                                             --------------------------------------
Net assets attributable to:
   Contract owners' deferred annuity reserves:
     Contracts issued prior to August 20, 1984:
       Government Securities Portfolio.................................................         442.0   $  30.148705  $     13,326
       Money Market Portfolio..........................................................          87.7      19.551646         1,715
     Contracts issued on or after August 20, 1984:
       Asset Allocation Portfolio......................................................      75,958.8      34.411504     2,613,858
       Common Stock Portfolio..........................................................      99,556.7      74.976138     7,464,374
       Corporate Bond Portfolio........................................................         232.0      13.669022         3,171
       Government Securities Portfolio.................................................     113,750.9      27.149922     3,088,328
       Money Market Portfolio..........................................................      35,911.4      17.631518       633,173
----------------------------------------------------------------------------------------------------------------------------------
         Net assets attributable to contract owners' deferred annuity reserves......................................    13,817,945
----------------------------------------------------------------------------------------------------------------------------------
   Contract owners' annuity payment reserves:
     Common Stock Portfolio.........................................................................................         5,469
     Government Securities Portfolio................................................................................        94,696
----------------------------------------------------------------------------------------------------------------------------------
       Net assets attributable to contract owners' annuity payment reserves.........................................       100,165
----------------------------------------------------------------------------------------------------------------------------------
         Net assets.................................................................................................  $ 13,918,110
==================================================================================================================================

   The accompanying notes are an integral part of these financial statements.

BANKERS NATIONAL VARIABLE ACCOUNT B
STATEMENTS OF OPERATIONS

FOR THE SIX MONTHS ENDED JUNE 30, 1998 AND THE YEAR ENDED DECEMBER 31, 1997

===============================================================================================================================
                                                                                                  SIX MONTHS ENDED  DECEMBER 31,
                                                                                                   JUNE 30, 1998       1997
                                                                                                   (UNAUDITED)       (AUDITED)
===============================================================================================================================
Investment income:
   Dividends from investments in portfolio shares................................................ $    846,954     $  2,308,498
Expenses:
   Mortality and expense risk fees...............................................................       81,871          122,641
-------------------------------------------------------------------------------------------------------------------------------
     Net investment income.......................................................................      765,083        2,185,857
-------------------------------------------------------------------------------------------------------------------------------
Net realized gains (losses) and unrealized appreciation (depreciation) of investments in portfolio shares:
   Net realized gains on sale of investments in portfolio shares.................................      109,402          288,084
   Net change in unrealized appreciation (depreciation) of investments in portfolio shares.......      430,292         (801,587)
-------------------------------------------------------------------------------------------------------------------------------
     Net gain (loss) on investments in portfolio shares..........................................      539,694         (513,503)
-------------------------------------------------------------------------------------------------------------------------------
       Net increase in net assets from operations................................................ $  1,304,777     $  1,672,354
================================================================================================================================

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE SIX MONTHS ENDED JUNE 30, 1998 AND THE YEAR ENDED DECEMBER 31, 1997

===============================================================================================================================
                                                                                                  SIX MONTHS ENDED  DECEMBER 31,
                                                                                                   JUNE 30, 1998       1997
                                                                                                   (UNAUDITED)       (AUDITED)
===============================================================================================================================

Changes from operations:
   Net investment income......................................................................... $    765,083    $  2,185,857
   Net realized gains on sale of investments in portfolio shares.................................      109,402         288,084
   Net change in unrealized appreciation (depreciation) of investments in portfolio shares.......      430,292        (801,587)
-------------------------------------------------------------------------------------------------------------------------------
     Net increase in net assets from operations..................................................    1,304,777       1,672,354
-------------------------------------------------------------------------------------------------------------------------------
Changes from principal transactions:
   Net contract purchase payments................................................................        7,096          47,005
   Contract redemptions..........................................................................     (660,386)     (1,851,716)
-------------------------------------------------------------------------------------------------------------------------------
     Net decrease in net assets from principal transactions......................................     (653,290)     (1,804,711)
-------------------------------------------------------------------------------------------------------------------------------
        Net increase (decrease) in net assets....................................................      651,487        (132,357)
Net assets, beginning of period..................................................................   13,266,623      13,398,980
-------------------------------------------------------------------------------------------------------------------------------
         Net assets, end of period (Note 5)...................................................... $ 13,918,110    $ 13,266,623
===============================================================================================================================

   The accompanying notes are an integral part of these financial statements.

BANKERS NATIONAL VARIABLE ACCOUNT B
NOTES TO FINANCIAL STATEMENTS

JUNE 30, 1998
(UNAUDITED)

================================================================================

(1) GENERAL
   Bankers National Variable Account B (the "Account") is registered under the Investment Company Act of 1940, as amended, as a unit investment trust. The account was established on June 8, 1982, as a segregated investment account for individual variable annuity contracts issued by Bankers National Life Insurance Company (the "Company"). The operations of the Account are included in the operations of the Company pursuant to the provisions of the Texas Insurance Code. The Company is an indirect wholly owned subsidiary of Conseco, Inc., a publicly-held specialized financial services holding company listed on the New York Stock Exchange.
   The Account invests solely in shares of the portfolios of Conseco Series Trust (the "Trust"), a diversified, open-end management investment holding company.
   The financial statements have been prepared in accordance with generally accepted accounting principles and, as such, includes amounts based on informed estimates and judgments of management with consideration given to materiality. Actual results could differ from those estimates.

(2) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
INVESTMENT VALUATION, TRANSACTIONS, AND INCOME
   Investments in portfolio shares are valued using the net asset value of the respective portfolios of the Trust at the end of each New York Stock Exchange business day. Investment share transactions are accounted for on a trade date basis (the date the order to purchase or redeem shares is executed) and dividend income is recorded on the ex-dividend date. The cost of investments in portfolio shares sold is determined on a first-in first-out basis. The Account does not hold any investments which are restricted as to resale.
   Net investment income and net realized gains (losses) and unrealized appreciation (depreciation) on investments are allocated to the contracts on each valuation date based on each contract's pro rata share of the assets of the Account as of the beginning of the valuation date.

FEDERAL INCOME TAXES
   No provision for federal income taxes has been made in the accompanying financial statements because the operations of the Account are included in the total operations of the Company, which is treated as a life insurance company for federal income tax purposes under the Internal Revenue Code. Net investment income and realized gains (losses) are retained in the Account and are not taxable until received by the contract owner or beneficiary in the form of annuity payments or other distributions.

 ANNUITY RESERVES
   Deferred annuity contract reserves are comprised of net contract purchase payments less redemptions and benefits. These reserves are adjusted daily for the net investment income and net realized gains (losses) and unrealized appreciation (depreciation) on investments.
   Annuity payment reserves for the contracts under which the contract owners are receiving periodic retirement payments are computed according to the 1983 Group Annuity Mortality table. The assumed net investment rate is equal to the assumed rate of accumulation. The annuity unit values for periodic retirement payments were as shown below:

                                                JUNE 30,            DECEMBER 31,
                                                 1998                  1997
================================================================================

Common Stock Portfolio......................   $  1.788              $   1.603
Government Securities Portfolio.............   $  1.164              $   1.152
--------------------------------------------------------------------------------

(3) PURCHASES AND SALES OF INVESTMENTS IN
    PORTFOLIO SHARES
   The aggregate costs of purchases of investments in portfolio shares for the six months ended June 30, 1998 and for the year ended December 31, 1997 were $996,042, and $2,686,967, respectively. The aggregate proceeds from sales of investments in portfolio shares for the six months ended June 30, 1998 and for the year ended December 31, 1997 were $748,168, and $2,446,423, respectively.

(4) DEDUCTIONS AND EXPENSES
   Although periodic retirement payments to contract owners vary according to the investment performance of the portfolios, such payments are not affected by expense or mortality experience because the Company assumes the mortality risk and the expense risk under the contracts.
   The mortality risk assumed by the Company results from the life annuity payment option in the contracts in which the Company agrees to make annuity payments regardless of how long a particular annuitant or other payee lives. The annuity payments are determined in accordance with annuity purchase rate provisions established at the time the contracts are issued. Based on the actuarial determination of expected mortality, the Company is required to fund any deficiency in the annuity payment reserves from its general account assets.
   The expense risk assumed by the Company is the risk that the deductions for contract administrative charges and transfer processing fees may prove insufficient to cover the actual administrative and transfer processing expenses.
   The Company deducts daily from the Account a fee, which is equal on an annual basis to 1.25 percent (0.75 percent for those contracts issued prior to August 20, 1984) of the daily value of the total investments of the Account, for assuming the mortality and expense risks. These fees were $81,871 and $122,641 for the six months ended June 30, 1998 and for the year ended December 31, 1997, respectively.
   The Company does not deduct a sales charge from purchase payments received on contracts issued after August 20, 1984. However, upon surrender, the Company, with certain exceptions, deducts from the contract value a contingent deferred sales charge equal to the lesser of: (a) 5.0 percent of the total of all purchase payments made within 72 months prior to the date of the request for surrender; or (b) 5.0 percent of the amount surrendered. No charge is made for such part of a surrender in a contract year that does not exceed 10.0 percent of the net sum of purchase payments made more than one year prior to the date of the surrender. A sales charge of 6.5 percent is deducted by the Company on purchase payments received on contracts issued before August 20, 1984. There were no sales charges for the six months ended June 30, 1998 and for the year ended December 31, 1997.
   An annual contract administrative charge of $30 ($12 on Individual Retirement Accounts or "IRAs") on contracts issued after August 20, 1984 and $36 ($12 on
IRAs) on contracts issued prior to August 20, 1984 is deducted in units from each contract owner's account. Such charges were $6,810 and $11,844 for the six months ended June 30, 1998 and for the year ended December 31, 1997, respectively.
   A transfer processing fee (currently at $5 and guaranteed not to exceed $15) for each transfer between portfolios is deducted from the amount transferred. These fees were $15 for the six months ended June 30, 1998 and for the year ended December 31, 1997.

(5) NET ASSETS
   Net assets consisted of the following at June 30, 1998:

--------------------------------------------------------------------------------

Proceeds from sale of units since organization,
   less proceeds of units redeemed................................ $(12,960,581)
Undistributed Net Investment Income...............................   24,137,839
Undistributed net realized gains on sales of investments..........    1,675,371
Net unrealized appreciation of investments........................    1,065,481
--------------------------------------------------------------------------------
   Net assets.....................................................  $13,918,110
================================================================================

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CONSECO CAPITAL MANAGEMENT, INC.


================================================================================

REPORT FROM THE PRESIDENT
   Dear Contract Owner:
   We are pleased to report the performance of the Conseco Series Trust for Bankers National Variable Account B for the six months ended June 30, 1998:

                                                           MORNINGSTAR
                                          SIX MONTHS       SIX MONTHS
                                            ENDED            ENDED
PORTFOLIO                               JUNE 30, 1998   JUNE 30, 1998 (1)
================================================================================

Asset Allocation .......................   10.97%            9.51%
Common Stock ...........................   13.49%           11.36%
Corporate Bond .........................    2.98%            3.41%
Government Securities ..................    2.80%            3.78%
Money Market ...........................    1.95%            1.92%
--------------------------------------------------------------------------------

Note: Past performance is not indicative of future results.
(1) Average Accumulation Unit Value Total Return for each respective peer group from Morningstar Variable Annuity/Life Performance Report through 06/30/98.


   In recent testimony before Congress, Federal Reserve Chairman Alan Greenspan stated that the U.S. economy was performing better than at any time in the last 50 years. Strong stuff indeed, and largely the result of the prudent and intelligent implementation of both monetary policy and-surprise-fiscal policy. We can think of no time in the 20th century where monetary and fiscal policies have been so "in sync". That the performance of U.S. financial assets has been so incredible in the 1990s, surely reflects the power of enlightened policy.
   Much ink has been spilled of late claiming that recent market turmoil harkens the beginning of bad times for the U.S. economy and the market. We don't buy it. Bull markets end with significant increases in inflation, rising interest rates, tax hikes, or rampant protectionism. We just don't see any of these on the horizon. As long as monetary and fiscal policies stay their current courses, we should see nothing more than what used to be recognized as relatively normal cyclical activity. As you can see, markets don't always move in one direction.
   While markets have certainly been buffeted lately by a series of events that have raised doubts about the ability of the economy and the market to sustain their secular path, we are relatively nonplused by what we view as simply normal cyclical volatility. In fact, as you read through the reports of the various portfolio managers, it should be clear that we view the current period as a time when our research intensive, bottom-up security selection process will shine, as volatility unearths value. One theme rings constant throughout these reports, as it does throughout all of Conseco Capital Management; we will continue to populate your portfolio with rigorously researched, undervalued securities-one security at a time. We are convinced that this philosophy offers the best upside potential with the greatest downside protection.
   So enjoy reading these reports, thank you for your trust, and good investing!

  Sincerely,

  /s/ Maxwell E. Bublitz
  -----------------------------
  Maxwell E. Bublitz, CFA
  President & CEO
  Conseco Capital Management


REPORT FROM THE ASSET ALLOCATION
PORTFOLIO ADVISER
   The economic environment in the first half of 1998 has proven positive for both the economy and the financial markets. During this time period we experienced above-trend growth in the economy, slowing inflation, and lower levels of interest rates. While the U.S. economy posted strong growth numbers through the first half of 1998, we believe there is considerable evidence, particularly from recent jobs growth, industrial production, and the trade data, for a significant slowdown during the second half of the year. With the unemployment rate bouncing off a 28 year low, there is little slack in our labor markets. Historically, this would result in a pickup in the rate of inflation. The improvement in productivity throughout the economy, however, has allowed for a higher rate of economic growth without higher inflation.
   At Conseco Capital Management, our investment philosophy is deeply rooted in the belief that through investing in securities that we consider to be undervalued, we will provide better portfolio returns without assuming significant levels of risk. We implement our investment strategies utilizing proprietary research gleaned from our team of securities analysts and strive to achieve every advantage to earn incremental return for your portfolio. In executing our investment strategies, we actively manage the portfolio across all the major asset sectors including equities and corporate bonds.
   Our strategy for the fixed income portion of the portfolio (which represents roughly 38% of the portfolio's value) during the first half of 1998 was to continue to emphasize the investment grade corporate sector while utilizing high yield bonds to enhance the overall yield and return potential of the portfolio. One of the cheapest sectors of the investment grade corporate bond market has been Real Estate Investment Trusts. The income potential from bonds in this sector remains very attractive. In this sector, we invested in EOP Operating and Simon DeBartolo Group, Inc.
   We believe the media and telecommunications sectors currently represents good value within the high yield market. In the communications sector, we invested in Pinnacle Holdings, a wireless telecommunications tower owner and operator. In the media sector, we invested in Lenfest Communications, an owner and developer of cable television systems.
   The remaining 62% of the portfolio is comprised of equities and cash. In the equity markets, the first half of 1998 ended with yet another healthy dose of the volatility that has become commonplace in the latter stages of this bull market. April began with a continuation of the upward bias we saw through much of the first quarter, with most indices reaching new highs and sentiment readings indicating that 65% of all investors were bullish. In fact, the outlook was so positive that Federal Reserve Board Chairman Alan Greenspan felt compelled once again to suggest that interest rates may need an upward adjustment by mid-year to cool things down a bit. As the concern about such a move began to work its way into stocks, selling pressure increased even further as second quarter earnings suggested that growth was slowing in many industries and that the problems in Asia were becoming a much bigger issue than many had anticipated.
   Looking forward, we expect to experience stability in interest rates as a shrinking industrial sector, combined with trade imbalances, helps to slow U.S. economic growth. We believe the Federal Reserve will remain on the sidelines and not alter monetary policy until the financial crisis in Southeast Asia is perceived to be under control. Until the Fed is clear on the direction of monetary policy, the shape of the yield curve will remain flat and investors may find better opportunities investing in securities with shorter maturities. While we have experienced some easing in our labor markets recently, the low level of unemployment during the first half of 1998 may cause some pres-

CONSECO CAPITAL MANAGEMENT, INC.


================================================================================

sure on wages. Still, we believe this is an excellent environment for bond investors.
   In the meantime, thank you for another quarter of your much-valued trust. Please know that our investment strategy will continue to rely upon a bottom up approach to stock selection that emphasizes extensive research of the companies in which we invest. Our goal, as always, is to discover good growth stories in stocks that still trade at reasonable valuations. We are committed to a long term reliance on this strategy, and believe that it will continue to serve our shareholders well through the balance of this year and beyond.


  /s/ Thomas J. Pence
  ---------------------------
 Thomas J. Pence
 Vice President
 Portfolio Manager

REPORT FROM THE COMMON STOCK
PORTFOLIO ADVISER
   As we began 1998, much of the prevailing market sentiment was driven by concerns that weakness in foreign markets (Asia) would worsen global deflationary pressures, depress the global economy and drag down the U.S. market in the process. What transpired was something quite different. By cutting incremental demand for oil and other resource inputs, weakness in Asian markets actually stimulated the U.S. financial markets. Falling interest rates resulted in increased refinancing activity, allowing U.S. consumers to bolster their already high confidence levels by strengthening their balance sheets and increasing their monthly disposable income. We saw the direct effect of this in stronger than expected housing starts (the highest jump since 1987) and retail sales through much of the first quarter.
   Larger cap stocks continued to outpace small and mid-cap stocks in the first quarter, much as they did in the latter half of 1997. In fact, the mania for large caps is beginning to create market anomalies that resemble conditions of some of the great market bubbles in history. Our concern here is that the appetite for large cap stocks at virtually any price may simply reflect the current demographic profile of U.S. investors. In an effort to save for their retirement via 401K contributions into mutual funds, investors have poured huge amounts of money into the market that must be put to work quickly, regardless of the valuations being assigned to the businesses behind the stocks being purchased. The parallels here to the conditions that existed in Japan in the late '80's are somewhat disconcerting.
   Our strong performance during the quarter was well ahead of most major indices, including the seemingly unstoppable S&P 500. Encouragingly, many of the stocks responsible for this solid quarter were in sectors that underperformed in the overall market. In the healthcare sector, we enjoyed strong performance from Quorum Health Group.
   Amid all of the negative sentiment in the technology sector, we were able to establish a position in Comverse Technology at a three year low point in its price and price to earnings ratio multiple. Comverse, who recently merged with one of its main competitors, Boston Technology, is involved in enhanced voice messaging for wired and wireless networks.
   Other strong names in the portfolio during the quarter were Affiliated Computer Services, Transocean Offshore in the oil drilling sector and Department 56, who finally regained investor confidence after a two-year struggle with excess inventories in its retail channel. Lastly, we realized some excellent returns through our holding of several asset managers such as Franklin Resources, Legg Mason and Kansas City Southern.
   As we move toward the second half of 1998, all eyes will be on the lookout for the much-feared slowdown in corporate profits, particularly once second quarter earnings can be fully tallied. The fact that fourth quarter profits fell 2.3% in 1997 (the first drop since mid 1996) did not receive much attention when it was reported on March 26th. Nor did the fact that this profit shortfall came not only from slower revenue growth but also from a decrease in profit margins, which have been the key driver of this profit cycle. A continuation of this trend would suggest that in order for stocks to advance from here, they simply have to get more expensive (i.e., multiples have to keep increasing).
   Our investment strategy continues to rely on a bottom up approach to stock selection. Through extensive research of the companies in which we invest, our goal is to discover good growth stories in stocks that still trade at reasonable valuations. We are committed to a long term reliance on this strategy, and we remain hopeful that it will continue to serve our shareholders well through the balance of the year and beyond.

  /s/ Thomas J. Pence
  -------------------------
 Thomas J. Pence
 Vice President
 Portfolio Manager

REPORT FROM THE CORPORATE BOND
PORTFOLIO ADVISER
   The first half of 1998 continues an environment that has been positive for the economy as well as financial assets. We have experienced above-trend growth in the economy, slowing inflation, and lower levels of interest rates. The U.S. economy has shown strong growth through the first half of 1998 although there is considerable evidence, particularly from recent jobs growth, industrial production, and the trade data, for a significant slowing in the second half of the year. With the unemployment rate bouncing off a 28 year low, there is little slack in our labor markets. Historically, this has resulted in a pickup in the rate of inflation; however, the improvement in productivity throughout the economy has allowed for a higher rate of economic growth without the consequence of higher inflation.
   At Conseco Capital Management, our investment philosophy is deeply rooted in the belief that through investing in securities that we consider to be undervalued, we will provide better portfolio returns without assuming significant levels of risk. We implement our investment strategies utilizing proprietary research gleaned from our team of security analysts and strive to achieve every advantage to earn incremental return for your portfolio.
   Our strategy during the first half of 1998 was to emphasize the corporate sector and utilize other asset sectors to enhance the overall yield and return potential of the portfolio. To this end, we found value in two primary areas of the corporate bond market: the industrial sector and the bank/finance sector. Within the industrial sector, several securities offered excellent return potential. We invested in Waste Management which we consider to be fundamentally undervalued in the environmental sector. One of the cheapest sectors of the corporate bond market has been Real Estate Investment Trusts (REITs). Because of the large amount of issuance of REIT debt during the period, the opportunity to earn incremental return was limited. However, the income potential remains attractive and we have invested in several shorter maturity issues including Chelsea GCA Realty and Simon DeBartolo.
   Our economy is in the eighth year of an expansion and, combined with deflationary price pressures from the Southeast Asian economies, we have experienced a decline in several commodity prices. This lack of price pressure has kept us out of several of the

CONSECO CAPITAL MANAGEMENT, INC.

================================================================================

cyclical sectors including paper and forest products, and chemicals. We considers several securities to be undervalued in the cable and media sector, which has been one of the best performing. We have maintained a position in based on improving balance sheet fundamentals and profitability. The recently announced merger with AT&T has helped to further tighten Telecommunications Inc.'s yield spread over U. S. Treasury securities.
   The strength and health of our financial markets can be attributed, in part, to a very healthy bank system in the United States. Because of the strength in the U.S. economy, one of our investment themes has been to invest in several of the regional banks and underweight the money center banks. With the trend toward consolidation, we also look for value in certain banks that we consider to be underrated and have the potential for an upgrade either through a merger or improved fundamentals. Consistent with this theme, we invested in the debt of St. Paul Bancorp and U.S. Bancorp during the first half of the year.
   We have utilized taxable municipal bonds, asset-backed securities and commercial mortgage-backed securities (CMBS) within the portfolio in order to capture value in the short and intermediate maturity portions of the portfolio. Taxable municipal bonds have similar characteristics to their tax-exempt counterparts; however, the interest earned is subject to Federal taxes. The CMBS in which we invested offer excellent relative value with more predictable cashflows than other types of mortgage-backed securities.
    Looking forward, we expect to experience stability in interest rates as a shrinking industrial sector combine with trade imbalances to help slow U.S. economic growth. We believe the Federal Reserve will remain on the sidelines and not alter monetary policy until the financial crisis in Southeast Asia is under control. Until it is clear on the direction of monetary policy, the shape of the yield curve will remain flat and investors may find better opportunities in securities with shorter maturities. While we have experienced some easing in our labor markets recently, the low levels of unemployment we have seen in the first half of 1998 may cause some pressure on wages. Still, we believe this is an excellent environment in which to invest.

  /s/ Gregory J. Hahn
  --------------------------
  Gregory J. Hahn, CFA
  Senior Vice President
  Portfolio Manager

REPORT FROM THE GOVERNMENT SECURITIES
PORTFOLIO ADVISER
   The key points in the behavior of the U.S. Government bond market in the 2nd quarter were low domestic inflation, continuing Asian turmoil and a balanced Federal budget. Without exception, these key factors led the market to new price highs and historic lows in yields. The Portfolio capitalized on this encouraging market environment by being fully invested in fixed income instruments in a wide range of maturities. The sector allocation of the Portfolio at quarter end was 52% in U.S. Government and agency debt, 23% in corporate debt, 15% in asset backed securities, and 10% in taxable municipal debt. The investment in taxable municipal securities permits the fund to access a relatively new asset class that offers value due to pricing disparity versus comparably rated credits.
   It has been our strategy in the last few quarters to make a partial allocation in highly rated corporate bonds in an effort to increase the income component of the fund. This strategy has contributed to the Portfolio's total return, not only through increased income but also by price performance. These securities, which include Tommy Hilfiger and Tyson Foods, generally have short maturities and are of high credit quality.
   The outlook for the U.S. bond market is, in the near term, positive. The Federal Reserve has maintained a stance of non-intervention due in large part to the unwinding of the Asian economic miracle. The U.S. economy, however, continues to show outstanding performance. If the growth continues at its current pace, we would expect a preemptory move by the Federal Reserve, once Asia stabilizes and the wealth effect becomes apparent in the economic data.


 /s/ G. Nolan Smith
 -------------------------
 G. Nolan Smith
 Vice President
 Portfolio Manager

REPORT FROM THE MONEY MARKET
PORTFOLIO ADVISER
   During the first half of 1998, the Federal Open Market Committee (FOMC) met three times to discuss the economic outlook and the implementation of monetary policy. The Federal Reserve Board (the "Fed") held the Federal Funds Target Rate at a 5.50% yield throughout the first and second quarters. With Asia still struggling to revive its economies and many American multinational companies issuing earnings warnings, the Fed has hesitated to increase the Federal Funds Target Rate. The Fed noted in the May meeting that weakening net exports were exerting an unfavorable impact on U.S. economic growth. The Fed also expected that this trend would expand into the last two quarters of 1998.
   Low price inflation in combination with low unemployment was a major focus for all the FOMC meetings. Consumer price inflation in the second quarter was modest as weak energy prices offset most of the increases in other sectors. The Consumer Price Index was anticipated to reach an increase of .2% but achieved a level of .3%. Also, the unemployment level reached 4.3% which is placing additional pressure on the Fed to tighten its credit policy in order to prevent future inflation.
   Quarter end pressures from brokers who needed to liquidate their inventory lead to increased yields in short term securities. Top-tier Commercial Paper traded over the quarter end at a 5.98% discount as compared to a Federal Fund Target of 5.50%. This pressure is caused by brokers needing to liquidate inventory from their balance sheets for the quarter end.
   The portfolio achieved a 2.80% gross return versus the benchmark return of 2.72%. The benchmark used for the portfolio is weighted by a combination of 75% of the commercial paper index and 25% of Payden & Rygel 1-Year Treasury Bill Index.
   Throughout the first half, Top-Tier 30 day commercial paper range went from trading around a 5.36% discount on January 8, 1998 to a 5.98% discount on June 30,1998. The yield on the 3-month T-Bill varied between 4.97% and 5.345% and ended on June 30, 1998 at a 5.078% yield. The 1-year T-Bill range went from yielding 5.076% on January 09, 1998 to a high of 5.484% on April, 29, 1998.
   The objectives of the Money Market Portfolio have not changed. We attempt to balance safety, liquidity, and total return in managing a fully diversified portfolio of money market securities. These objectives are met by investing in United States Government and agency obligations, top-tier commercial paper, and highly rated short corporate debt.


 /s/ Darren B. Meyer
 -------------------------
 Darren B. Meyer
 Portfolio Manager

CONSECO SERIES TRUST
STATEMENT OF ASSETS AND LIABILITIES

JUNE 30, 1998
(UNAUDITED)

===================================================================================================================================
                                                                ASSET         COMMON        CORPORATE     GOVERNMENT       MONEY
                                                              ALLOCATION      STOCK           BOND        SECURITIES       MARKET
                                                               PORTFOLIO     PORTFOLIO      PORTFOLIO     PORTFOLIO      PORTFOLIO
===================================================================================================================================
Assets:
   Investments in securities (cost or amortized cost
     $39,602,821, $232,111,226, $20,084,922,
     $4,430,741, and $11,465,900, respectively)...........  $ 41,631,272   $250,658,792   $20,437,783   $  4,481,706   $ 11,465,900
   Cash...................................................       585,532        911,605     1,020,754        731,747      1,008,754
   Accrued interest and dividends.........................       312,486        149,347       359,321         49,061          6,399
   Receivable for securities sold........................      2,946,529     29,269,517       777,017        253,875        380,000
   Receivable for shares sold............................        178,265        320,684        72,178          2,573             --
-----------------------------------------------------------------------------------------------------------------------------------
     Total assets........................................     45,654,084    281,309,945    22,667,053      5,518,962     12,861,053
-----------------------------------------------------------------------------------------------------------------------------------
Liabilities:
   Accrued expenses.......................................        26,001        162,554        12,633          3,070          4,553
   Payable for securities purchased.......................     4,503,093     41,544,083     1,703,200         99,821             --
   Payable for shares redeemed............................            --             --            --             --        129,112
-----------------------------------------------------------------------------------------------------------------------------------
       Total liabilities..................................     4,529,094     41,706,637     1,715,833        102,891        133,665
-----------------------------------------------------------------------------------------------------------------------------------
         Net assets (Note 5)..............................   $41,124,990   $239,603,308   $20,951,220   $  5,416,071   $ 12,727,388
===================================================================================================================================

Shares outstanding (unlimited number of shares authorized)     2,923,795     11,199,493     2,071,873        449,049     12,727,388
Net asset value, offering and redemption price per share..   $     14.07   $      21.39   $     10.11   $      12.06   $       1.00
===================================================================================================================================

   The accompanying notes are an integral part of these financial statements.



STATEMENT OF OPERATIONS

FOR THE SIX MONTHS ENDED JUNE 30, 1998
(UNAUDITED)

===================================================================================================================================
                                                                ASSET         COMMON        CORPORATE     GOVERNMENT       MONEY
                                                              ALLOCATION      STOCK           BOND        SECURITIES       MARKET
                                                               PORTFOLIO     PORTFOLIO      PORTFOLIO     PORTFOLIO      PORTFOLIO
===================================================================================================================================
Investment income:
   Dividends and amortization.............................  $    135,753   $  1,039,062   $     4,259   $         --   $         --
   Interest...............................................       513,185        390,310       736,556        156,264        254,875
-----------------------------------------------------------------------------------------------------------------------------------
     Total investment income..............................       648,938      1,429,372       740,815        156,264        254,875
-----------------------------------------------------------------------------------------------------------------------------------
Expenses:
   Investment advisory fees...............................        93,433        694,314        52,757         11,761         11,351
   Compensation expenses..................................        16,590        104,620         9,410          2,284          4,664
   Custodial fees.........................................         8,157          8,768         2,916          4,127          1,874
   Printing fees..........................................         3,742         23,597         2,122            515          1,052
   Other..................................................        16,243         96,084         9,832          3,358          5,195
-----------------------------------------------------------------------------------------------------------------------------------
     Total expenses.......................................       138,165        927,383        77,037         22,045         24,136
   Less: Expenses charged to the Adviser (Note 3).........        10,756          1,631         3,177          5,579          3,704
-----------------------------------------------------------------------------------------------------------------------------------
       Net expenses.......................................       127,409        925,752        73,860         16,466         20,432
-----------------------------------------------------------------------------------------------------------------------------------
         Net investment income............................       521,529        503,620       666,955        139,798        234,443
-----------------------------------------------------------------------------------------------------------------------------------
Net realized gains (losses) on sales of investments.......     2,062,191     27,471,663       136,521         10,201             (7)
-----------------------------------------------------------------------------------------------------------------------------------
Unrealized appreciation (depreciation) of investments:
   Beginning of period....................................     1,297,079     16,547,476       401,835         38,425             --
   End of period..........................................     2,028,451     18,547,566       352,861         50,965             --
-----------------------------------------------------------------------------------------------------------------------------------
     Net change in unrealized appreciation (depreciation)
       of investments ....................................       731,372      2,000,090       (48,974)        12,540             --
-----------------------------------------------------------------------------------------------------------------------------------
         Net realized and unrealized gains (losses)
           on investments ................................     2,793,563     29,471,753        87,547         22,741             (7)
-----------------------------------------------------------------------------------------------------------------------------------
           Net increase in net assets from operations.....  $  3,315,092   $ 29,975,373   $   754,502   $    162,539   $    234,436
===================================================================================================================================

   The accompanying notes are an integral part of these financial statements.

CONSECO SERIES TRUST
STATEMENTS OF CHANGES IN NET ASSETS

FOR THE SIX MONTHS ENDED JUNE 30, 1998 AND THE YEAR ENDED DECEMBER 31, 1997

===================================================================================================================================

                                                    ASSET ALLOCATION              COMMON STOCK                 CORPORATE BOND
                                                       PORTFOLIO                    PORTFOLIO                     PORTFOLIO
                                               ------------------------    --------------------------   ---------------------------
                                               SIX MONTHS    YEAR ENDED     SIX MONTHS     YEAR ENDED    SIX MONTHS     YEAR ENDED
                                                  ENDED     DECEMBER 31,       ENDED      DECEMBER 31,      ENDED      DECEMBER 31,
                                              JUNE 30, 1998     1997       JUNE 30, 1998      1997      JUNE 30, 1998      1997
                                               (UNAUDITED)    (AUDITED)     (UNAUDITED)     (AUDITED)    (UNAUDITED)     (AUDITED)
===================================================================================================================================
Changes from operations:
   Net investment income..................... $    521,529  $    686,159  $     503,620   $   544,203   $    666,955   $  1,241,256
   Net realized gains on sales of investments    2,062,191     3,443,444     27,471,663    48,553,010        136,521        272,118
   Net change in unrealized appreciation
     (depreciation) of investments...........      731,372      (576,834)     2,000,090   (15,980,984)       (48,974)       315,306
-----------------------------------------------------------------------------------------------------------------------------------
       Net increase in net assets from
         operations .........................    3,315,092     3,552,769     29,975,373    33,116,229        754,502      1,828,680
-----------------------------------------------------------------------------------------------------------------------------------
Net income equalization (Note 2).............      (33,373)      (78,588)        (1,123)     (253,222)        (3,318)        (5,144)
-----------------------------------------------------------------------------------------------------------------------------------
Dividends to shareholders (Note 2)...........     (521,529)   (3,333,678)      (503,619)  (35,669,657)      (666,954)    (1,500,199)
-----------------------------------------------------------------------------------------------------------------------------------
Distribution to shareholders of net
 realized long and short-term capital
 gains (Note 2)..............................   (1,386,070)     (795,925)   (17,107,901)  (13,427,556)      (128,334)            --
-----------------------------------------------------------------------------------------------------------------------------------
Capital share transactions:
   Net proceeds from sale of shares..........   10,608,678     9,907,488      8,711,312    21,244,308      3,289,769      4,517,431
   Net asset value of shares issued from
     reinvestment of dividends and
     distributions...........................    1,940,971     4,208,191     17,612,644    49,350,435        798,607      1,505,343
   Cost of shares redeemed...................     (721,181)   (2,270,061)   (16,068,979)   (8,707,426)    (4,369,907)    (2,532,596)
-----------------------------------------------------------------------------------------------------------------------------------
       Net increase (decrease) in net
         assets from capital share
         transactions........................   11,828,468    11,845,618     10,254,977    61,887,317       (281,531)     3,490,178
-----------------------------------------------------------------------------------------------------------------------------------
           Net increase (decrease) in net
             assets .........................   13,202,588    11,190,196     22,617,707    45,653,111       (325,635)     3,813,515
Net assets, beginning of period.............    27,922,402    16,732,206    216,985,601   171,332,490     21,276,855     17,463,340
-----------------------------------------------------------------------------------------------------------------------------------
           Net assets, end of period
             (Note 5) ......................  $ 41,124,990  $ 27,922,402  $ 239,603,308 $ 216,985,601   $ 20,951,220  $  21,276,855
===================================================================================================================================

Share data:
   Shares sold..............................       744,296       711,783        400,711       957,299        323,779        449,676
   Shares issued from reinvestment of
     dividends and distributions............       135,654       309,812        787,764     2,357,384         78,858        149,867
   Shares redeemed..........................       (52,328)     (167,731)      (750,464)     (395,255)      (430,007)      (251,946)
-----------------------------------------------------------------------------------------------------------------------------------
       Net increase (decrease) in number
         of shares outstanding..............       827,622       853,864        438,011     2,919,428        (27,370)       347,597
===================================================================================================================================

   The accompanying notes are an integral part of these financial statements.

CONSECO SERIES TRUST
STATEMENTS OF CHANGES IN NET ASSETS - CONTINUED

FOR THE SIX MONTHS ENDED JUNE 30, 1998 AND THE YEAR ENDED DECEMBER 31, 1997

===================================================================================================================================
                                                                               GOVERNMENT SECURITIES            MONEY MARKET
                                                                                     PORTFOLIO                   PORTFOLIO
                                                                           --------------------------- ----------------------------
                                                                            SIX MONTHS     YEAR ENDED    SIX MONTHS     YEAR ENDED
                                                                               ENDED      DECEMBER 31,     ENDED       DECEMBER 31,
                                                                           JUNE 30, 1998     1997      JUNE 30, 1998      1997
                                                                            (UNAUDITED)    (AUDITED)    (UNAUDITED)     (AUDITED)
===================================================================================================================================
Changes from operations:
   Net investment income................................................   $    139,798   $   244,513   $    234,443  $    391,772
   Net realized gains (losses) on sale of investments...................         10,201        29,743             (7)          (65)
   Net change in unrealized appreciation
     of investments.....................................................         12,540        48,304             --            --
----------------------------------------------------------------------------------------------------------------------------------
       Net increase in net assets from operations.......................        162,539       322,560        234,436       391,707
----------------------------------------------------------------------------------------------------------------------------------
Net income equalization (Note 2)........................................         (2,743)           51             --            --
----------------------------------------------------------------------------------------------------------------------------------
Dividends to shareholders (Note 2)......................................       (139,799)     (289,206)      (234,436)     (391,707)
----------------------------------------------------------------------------------------------------------------------------------
Distribution to shareholders of net realized long and
   short-term capital gains (note 2)....................................        (13,889)           --            --             --
----------------------------------------------------------------------------------------------------------------------------------
Capital share transactions:
   Net proceeds from sale of shares.....................................      1,896,769       640,218      9,565,514    10,118,046
   Net asset value of shares issued from reinvestment
     of dividends and distributions.....................................        156,431       289,155        234,436       391,707
   Cost of shares redeemed..............................................       (913,512)     (716,194)    (5,675,298)   (8,891,680)
----------------------------------------------------------------------------------------------------------------------------------
       Net increase in net assets from
         capital share transactions.....................................      1,139,688       213,179      4,124,652     1,618,073
----------------------------------------------------------------------------------------------------------------------------------
           Net increase in net assets...................................      1,145,796       246,584      4,124,652     1,618,073
Net assets, beginning of period.........................................      4,270,275     4,023,691      8,602,736     6,984,663
----------------------------------------------------------------------------------------------------------------------------------
           Net assets, end of period (Note 5)...........................   $  5,416,071   $ 4,270,275   $ 12,727,388  $  8,602,736
==================================================================================================================================

Share data:
   Shares sold..........................................................        157,346        53,641      9,565,514    10,118,046
   Shares issued from reinvestment of dividends
     and distributions..................................................         13,000        24,228        234,436       391,707
   Shares redeemed......................................................        (75,968)      (60,110)    (5,675,298)   (8,891,680)
-----------------------------------------------------------------------------------------------------------------------------------
     Net increase in number
       of shares outstanding............................................         94,378        17,759      4,124,652     1,618,073
===================================================================================================================================

   The accompanying notes are an integral part of these financial statements.

CONSECO SERIES TRUST
ASSET ALLOCATION PORTFOLIO
Statement of Investments in Securities

JUNE 30, 1998 (UNAUDITED)


================================================================================

  NUMBER
 OF SHARES                SECURITY                      VALUE
--------------------------------------------------------------------------------
           COMMON STOCKS
           (49.56% of total investments) (a)

           APPAREL AND ACCESSORY STORES (0.55%)
    8,150  The Finish Line, Inc. (b)..............  $   229,219
                                                    -----------

           AUTO REPAIR, SERVICES, PARKING (1.19%)
   15,550  Budget Group, Inc. (b) ................      496,620
                                                    -----------

           BUSINESS SERVICES (4.48%)
   13,200  Affiliated Computer Services, Inc. (b).      508,200
    7,750  Applied Graphics Technologies, Inc. (b)      354,563
   10,200  Autodesk, Inc..........................      393,975
    7,950  Lamar Advertising Company (b)..........      285,206
   16,050  Sykes Enterprises, Incorporated (b)....      321,995
                                                    -----------
                                                      1,863,939
                                                    -----------

           COMMUNICATIONS BY PHONE, TELEVISION,
           RADIO, CABLE (3.05%)
   18,300  Emmis Broadcasting Corporation (b).....      874,960
   21,250  LCC International, Inc. (b)............      393,125
                                                    -----------
                                                      1,268,085
                                                    -----------

           DEPOSITORY INSTITUTIONS (3.04%)
   16,550  Norwest Corporation....................      618,556
   15,050  U.S. Bancorp...........................      647,150
                                                    -----------
                                                      1,265,706
                                                    -----------

           DURABLE GOODS--WHOLESALE (1.16%)
   18,600  Pomeroy Computer Resources, Inc. (b)...      484,753
                                                    -----------

           ELECTRIC, GAS, WATER, COGENERATION,
           SANITARY SERVICES (3.90%)
   10,450  Calenergy Company, Inc. (b)............      314,148
   23,600  Kinder Morgan Energy Partners, L.P.....      852,550
   13,000  Waste Management, Inc..................      455,000
                                                    -----------
                                                      1,621,698
                                                    -----------

           ELECTRICAL EQUIPMENT, EXCEPT
           COMPUTERS (2.20%)
    6,300  CIENA Corporation (b)..................      438,638
    6,550  Comverse Technology, Inc. (b)..........      339,781
    3,050  RELTEC Corporation (b).................      137,250
                                                    -----------
                                                        915,669
                                                    -----------

           GENERAL MERCHANDISE STORES (2.20%)
   16,100  The Elder-Beerman Stores Corporation (b)     429,661
   26,300  Family Dollar Stores, Inc..............      486,550
                                                    -----------
                                                        916,211
                                                    -----------

           HOTELS OTHER LODGING PLACES (1.86%)
   40,280  Fairfield Communities, Inc. (b)........      772,852
                                                    -----------

           INDUSTRIAL COMMERCIAL MACHINERY,
           COMPUTERS (3.82%)
    9,200  The Black & Decker Corporation.........      561,200
   13,200  Ceridian Corporation...................      775,500
    1,700  International Comfort Products
             Corporation..........................       20,612
   11,550  Mettler-Toledo Holding, Inc. (b).......      231,722
                                                    -----------
                                                      1,589,034
                                                    -----------

           INSURANCE AGENTS, BROKERS (1.10%)
    7,575  Marsh & McLennan Companies, Inc........      457,810
                                                    -----------

           MEASURING INSTRUMENTS, PHOTO GOODS,
           WATCHES (3.95%)
    6,700  Analogic Corporation...................      299,825
   10,100  Mentor Corporation.....................      244,925
   16,600  Sybron International Corporation (b)...      419,150
   11,550  Waters Corporation (b).................      680,722
                                                    -----------
                                                      1,644,622
                                                    -----------

           MOTOR FREIGHT TRANSPORTATION,
           WAREHOUSES (1.24%)
   14,500  J.B. Hunt Transport Services, Inc......      516,563
                                                    -----------

           NON-DEPOSITORY CREDIT INSTITUTIONS (5.69%)
   12,850  Banc One Corporation...................      717,184
    5,100  Beneficial Corporation.................      781,254
    7,000  Capital One Financial Corporation......      869,309
                                                    -----------
                                                      2,367,747
                                                    -----------

           NON-DURABLE GOODS WHOLESALE (2.51%)
   28,350  Pharmerica, Inc. (b)...................      341,958
   20,100  U.S. Foodservice (b)...................      704,746
                                                    -----------
                                                      1,046,704
                                                    -----------

           OIL AND GAS EXTRACTION (1.82%)
   19,000  Snyder Oil Corporation.................      378,803
    8,500  Transocean Offshore, Inc...............      378,250
                                                    -----------
                                                        757,053
                                                    -----------

           PAPER AND ALLIED PRODUCTS (0.11%)
    1,700  St. Joe Corporation....................       46,537
                                                    -----------

           PRINTING, PUBLISHING AND ALLIED LINES (2.41%)
    6,500  Central Newspapers, Inc................      453,375
   10,050  The E.W. Scripps Company...............      550,861
                                                    -----------
                                                      1,004,236
                                                    -----------

           REAL ESTATE INVESTMENT
           TRUSTS (REITS) (0.83%)
   10,600  Simon Debartolo Group, Inc.............      344,500
                                                    -----------

           REAL ESTATE OPERATORS, AGENTS,
           MANAGERS (0.70%)
    8,450  Boston Properties, Inc.................      291,525
                                                    -----------

           STONE, CLAY, GLASS,
           CONCRETE PRODUCTS (0.20%)
    2,400  Department 56, Inc. (b)................       85,200
                                                    -----------

           TEXTILE MILL PRODUCTS (1.13%)
   26,700  Shaw Industries, Inc. .................      470,588
                                                    -----------

           WATER TRANSPORTATION (0.42%)
    7,000  Teekay Shipping Corporation............      175,434
                                                    -----------
           TOTAL COMMON STOCKS (COST $19,045,828).  $20,632,305
                                                    -----------


------------------------
(a) Using Standard Industry Codes codes prepared by the Technical Committee on Industrial Classifications.
(b) Non-dividend paying common stock.
(c) Cost also represents cost for federal income tax purposes.
(d) Restricted under Rule 144(A) of the Securities Act of 1933.

                                   (Continued)

CONSECO SERIES TRUST
ASSET ALLOCATION PORTFOLIO
Statement of Investments in Securities--Continued

JUNE 30, 1998 (UNAUDITED)


================================================================================

  NUMBER
 OF SHARES                SECURITY                      VALUE
--------------------------------------------------------------------------------
           PREFERRED STOCKS
           (6.14% of total investments) (a)

           COMMUNICATIONS BY PHONE, TELEVISION,
           RADIO, CABLE (3.04%)
      195  IXC Communications, Inc., 12.5%,
             Series B, PIK......................... $   224,250
   28,000  Intermedia Communications, Inc., 7% (d)
           Cost - $700,000; Acquired - 10/24/1997.    1,043,000
                                                    -----------
                                                      1,267,250
                                                    -----------

           ELECTRIC, GAS, WATER, COGENERATION,
           SANITARY SERVICES (1.89%)
   14,000  The AES Corporation Trust II, 5.5% CUM CVT (d)
           Cost - $700,000; Acquired - 10/24/1997.      785,750
                                                    -----------

           NON-DEPOSITORY CREDIT INSTITUTIONS (1.21%)
    5,000  River Holding Corporation, 11.5%,
             due 4/15/2010, PIK (d) Cost - $500,000;
             Acquired - 04/02/1998................      505,000
                                                    -----------
           TOTAL PREFERRED STOCKS (COST $2,129,900) $ 2,558,000
                                                    -----------

 PRINCIPAL
  AMOUNT                    SECURITY                    VALUE
--------------------------------------------------------------------------------

           CORPORATE BONDS
           (33.18% of total investments) (a)

           AIR TRANSPORTATION (0.64%)
$ 250,000  CHC Helicopter Corporation, 11.500%,
           due 07/15/2002.........................  $   266,250
                                                    -----------

           AMUSEMENT AND RECREATION  SERVICES (0.60%)
  250,000  Park N View, Inc., 13.000%, due
           05/15/2008 (d) Cost - $250,000;
           Acquired - 05/20/1998. ................      251,250
                                                    -----------

           APPAREL AND OTHER FINISHED PRODUCTS (0.48%)
  200,000  Tommy Hilfiger Corporation, 6.500%,
           due 06/01/2003.........................      199,500
                                                    -----------

           AUTO REPAIR, SERVICES, PARKING (0.54%)
  200,000  Amerco -MTN, 7.470%, due 01/15/2027....      225,500
                                                    -----------

           BUILDING CONSTRUCTION, GENERAL
           CONTRACTORS, OPERATIVE BUILDERS (1.08%)
  250,000  D.R. Horton, Inc., 8.375%,
           due 06/15/2004.........................      251,875
  200,000  K. Hovnanian Enterprises, Inc., 9.750%,
           due 06/01/2005.........................      198,500
                                                    -----------
                                                        450,375
                                                    -----------

           BUSINESS SERVICES (0.79%)
  500,000  Pinnacle Holdings, Inc., 0.000%,
           due 03/15/2008 (d) Cost - $315,888;
           Acquired - 03/17/1998. ................      328,125
                                                    -----------

           COAL MINING (0.61%)
  250,000  Lodestar Holdings, Inc., 11.500%,
           due 05/15/2005 (d)Cost - $250,000;
           Acquired - 05/12/1998..................      252,813
                                                    -----------

           COMMUNICATIONS BY PHONE, TELEVISION,
           RADIO, CABLE (4.18%)
  200,000  Cable and Wireless Communications PLC,
           6.375%, due 03/06/2003.................      200,500
  300,000  Lenfest Communications, Inc., 8.375%,
           due 11/01/2005.........................      319,500
  250,000  MCI Communications Corporation, 6.125%,
           due 04/15/2002.........................      249,688
  150,000  SK Telecom Co., Ltd., 7.750%,
           due 04/29/2004.........................      124,125
  250,000  360 Communications Company, 7.500%,
           due 03/01/2006.........................      266,563
  300,000  Viatel, Inc., 11.250%, due 04/15/2008..      315,000
  250,000  Worldcom, Inc., 7.550%, due 04/01/2004.      265,000
                                                    -----------
                                                      1,740,376
                                                    -----------

           DEPOSITORY INSTITUTIONS (1.92%)
  200,000  Anchor Bancorp, Inc., 8.938%,
           due 07/09/2003........................       205,250
  250,000  Centura Capital Trust I, 8.845%,
           due 06/01/2027 (d)
           Cost - $250,000; Acquired - 05/29/1997.      283,399
  100,000  Hutchison Whampoa Finance, YANK Series B,
           7.450%, due 08/01/2017 (d) Cost - $92,520;
           Acquired - 10/23/1997..................       80,938
  250,000  Korea Development Bank, 6.250%,
           due 05/01/2000.........................      228,437
                                                    -----------
                                                        798,024
                                                    -----------

           DURABLE GOODS--WHOLESALE (1.32%)
  500,000  Pioneer Standard Electronics Inc., 8.500%,
           due 08/01/2006.........................      548,750
                                                    -----------

           ELECTRIC, GAS, WATER, COGENERATION,
           SANITARY SERVICES (3.53%)
  150,000  The Cleveland Electric Illuminating
           Company, 7.625%, due 08/01/2002........      154,687
  300,000  KN Energy, Inc., 6.800%, due 03/01/2008      306,000
  300,000  MCN Investment Corporation, 6.350%,
           due 04/02/2012.........................      301,500
    4,000  System Energy Resources, Inc., 11.375%,
           due 09/01/2016.........................        4,000
  300,000  The United Illuminating Company, 6.250%,
           due 12/15/2002.........................      299,625
  400,000  Waste Management, Inc., 6.625%,
           due 07/15/2002.........................      403,500
                                                    -----------
                                                      1,469,312
                                                    -----------

           GENERAL MERCHANDISE STORES (0.73%)
  300,000  Shopko Stores, Inc., 6.500%,
           due 08/15/2003.........................      302,625
                                                    -----------

           HOME FURNITURE AND EQUIPMENT
           STORES (1.23%)
  500,000  MacSaver Financial Services, 7.875%,
           due 08/01/2003.........................      513,125
                                                    -----------

           INDUSTRIAL, COMMERCIAL MACHINERY,
           COMPUTERS (0.67%)
  300,000  Morris Materials Handling, Inc., 9.500%,
           due 04/01/2008 (d) Cost - $296,250;
           Acquired - 05/06/1998..................      279,000
                                                    -----------

------------------------
(a) Using Standard Industry Codes codes prepared by the Technical Committee on Industrial Classifications.
(b) Non-dividend paying common stock.
(c) Cost also represents cost for federal income tax purposes.
(d) Restricted under Rule 144(A) of the Securities Act of 1933.

                                   (Continued)

CONSECO SERIES TRUST
ASSET ALLOCATION PORTFOLIO
Statement of Investments in Securities - Continued

JUNE 30, 1998 (UNAUDITED)

================================================================================
 PRINCIPAL
  AMOUNT                    SECURITY                    VALUE
--------------------------------------------------------------------------------

           CORPORATE BONDS (CONTINUED)

           INSURANCE COMPANIES (1.23%)
$ 100,000  Delphi Financial, 8.000%,
           due 10/01/2003.........................  $   104,750
  200,000  Equitable Companies Incorporated, 7.000%,
           due 04/01/2028.........................      206,000
  200,000  Terra Nova Insurance (UK) Holdings PLC,
           7.000%, due 05/18/2008 (d) Cost -
           $199,798; Acquired - 05/12/1998........      201,750
                                                    -----------
                                                        512,500
                                                    -----------

           MISCELLANEOUS MANUFACTURING (0.51%)
  400,000  V2 Music Holdings, 0.000%,
           due 04/15/2008 (d) Cost - $208,980;
           Acquired - 05/01/1998. ................      210,000
                                                    -----------

           MISCELLANEOUS RETAIL (1.05%)
  200,000  Michael Stores, Inc., 10.875%,
           due 06/15/2006.........................      222,000
  200,000  Phar-Mor, Inc., 11.720%, 09/11/2002....      214,500
                                                    -----------
                                                        436,500
                                                    -----------

           NON-DEPOSITORY CREDIT INSTITUTIONS (0.97%)
  200,000  Key Bank USA,
  National Association, BKNT, 6.500%,
           due 04/15/2008.........................      203,750
  250,000  Tatneft Finance PLC, 9.000%,
           due 10/29/2002 (d) Cost - $228,393;
           Acquired 04/23/1998....................      200,937
                                                    -----------
                                                        404,687
                                                    -----------

           NON-DURABLE GOODS WHOLESALE (0.57%)
  250,000  KCS Energy, Inc., 8.875%,
           due 01/15/2008.........................      237,812
                                                    -----------

           OIL AND GAS EXTRACTION (3.74%)
  250,000  Cerro Negro Finance, Ltd., Series B,
           7.900%, due 12/01/2020 (d)
           Cost - $243,080; Acquired 06/16/1998...      244,375
  350,000  Occidental Petroleum Corporation, 6.400%,
           due 04/01/2003.........................      350,875
  100,000  Parker Drilling Company, 9.750%,
           due 11/15/2006 (d)
           Cost - $103,833; Acquired - 03/04/1998.      102,500
  600,000  Triton Energy Ltd., 9.250%,
           due 04/15/2005.........................      659,250
  200,000  Vastar Resources, Inc., 6.000%,
           due 04/20/2000.........................      200,000
                                                    -----------
                                                      1,557,000
                                                    -----------

           PAPER AND ALLIED PRODUCTS (0.26%)
  100,000  Westvaco Corporation, 10.300%,
           due 01/15/2019.........................      105,750
                                                    -----------

           PERSONAL SERVICES (0.52%)
  200,000  CPI Corp., 9.000%, due 03/15/2002 (d)
           Cost - $219,360; Acquired - 03/17/1998.      218,250
                                                    -----------

           REAL ESTATE INVESTMENT TRUSTS (REITS)(1.43%)
  250,000  EOP Operating Limited Partnership,
           6.500%, due 06/15/2004 (d) Cost -
           $249,503; Acquired - 06/23/1998........      247,187
  100,000  EOP Operating Limited Partnership,
           6.763%, due 06/15/2007 (d) Cost -
           $100,000; Acquired - 06/10/1998........      100,125
  100,000  Simon Debartolo Group, L.P., 6.750%,
           due 07/15/2004.........................      100,500
  150,000  Simon Debartolo Group, L.P., 6.750%,
           due 06/15/2005 (d) Cost - $149,108;
           Acquired - 06/16/1998..................      148,688
                                                    -----------
                                                        596,500
                                                    -----------

           REAL ESTATE OPERATORS, AGENTS,
           MANAGERS (0.50%)
  200,000  Toll Corp., 8.750%, due 11/15/2006.....      207,000
                                                    -----------

           SECURITY AND COMMODITY BROKERS (2.38%)
  250,000  Lehman Brothers Holdings, Inc., 7.250%,
           due 10/15/2003.........................      261,250
   55,000  Lehman Brothers Inc., 7.375%,
           due 01/15/2007.........................       58,300
  550,000  Salomon, Inc., 7.300%, due 05/15/2002..      572,688
  100,000  Salomon, Inc., Series C - MTN, 6.500%,
            due 08/15/2003........................      100,000
                                                    -----------
                                                        992,238
                                                    -----------

           STONE, CLAY, GLASS, CONCRETE PRODUCTS (1.01%) 200,000 Owens Corning, 7.500%, due 05/01/2005.. 203,910
  200,000  USG Corporation, 9.250%, due 09/15/2001      217,250
                                                    -----------
                                                        421,160
                                                    -----------

           TEXTILE MILL PRODUCTS (0.20%)
  200,000  Polysindo International Finance Company,
           13.000%, due 06/15/2001.................      85,000
                                                    -----------

           TRANSPORTATION EQUIPMENT (0.49%)
  200,000  Stena Line AB, 10.625%, due 06/01/2008.      203,250
                                                    -----------
           TOTAL CORPORATE BONDS
           (COST $13,814,621).....................  $13,812,672
                                                    -----------

           MUNICIPAL BONDS
           (1.45% of total investments) (a)

  250,000  Capital Projects Finance Authority,
           Florida Revenue, 8.000%, due 12/01/2001      250,625
  350,000  Tallulah Louisiana, Revenue, Beneficial
           Interest Certificates, 6.650%,
           due 11/01/2008..........................     353,938
                                                    -----------
           TOTAL MUNICIPAL BONDS (COST $600,000)..  $   604,563
                                                    -----------

           U. S. Government and Agency Obligations
           (3.66% of total investments) (a)

   75,000  U.S. Treasury Bond, 6.125%,
           due 08/15/2007.........................       78,048
  950,000  U.S. Treasury Note, 5.625%,
           due 05/15/2008.........................      963,213
  250,000  U.S. Treasury Note, 7.250%,
           due 05/14/2004.........................      271,287
  200,000  U.S. Treasury Note, 6.500%,
           due 05/15/2005.........................      211,184
                                                    -----------
           TOTAL U.S. GOVERNMENT AND AGENCY
           OBLIGATIONS (COST $1,512,472)..........  $ 1,523,732
                                                    -----------

           COMMERCIAL PAPER
           (6.01% of total investments) (a)

           INDUSTRIAL COMMERCIAL MACHINERY,
           COMPUTERS (2.40%)
1,000,000  Baker Hughes, Inc., 6.250%,
           due 07/01/1998.........................    1,000,000
                                                    -----------

           NON-DEPOSITORY CREDIT INSTITUTIONS (3.61%)
1,500,000  General Electric Capital Corporation,
           6.100%, due 07/01/1998.................    1,500,000
                                                    -----------
           TOTAL COMMERCIAL PAPER (COST $2,500,000) $ 2,500,000
                                                    -----------
           TOTAL INVESTMENTS IN SECURITIES
           (COST $39,602,821) (c).................  $41,631,272
                                                    -----------


------------------------
(a) Using Standard Industry Codes codes prepared by the Technical Committee on Industrial Classifications.
(b) Non-dividend paying common stock.
(c) Cost also represents cost for federal income tax purposes.
(d) Restricted under Rule 144(A) of the Securities Act of 1933.

   The accompanying notes are an integral part of these financial statements.

CONSECO SERIES TRUST
COMMON STOCK PORTFOLIO
Statement of Investments in Securities

JUNE 30, 1998 (UNAUDITED)

================================================================================

  NUMBER
 OF SHARES                SECURITY                      VALUE
--------------------------------------------------------------------------------
           COMMON STOCKS
           (88.87% of total investments) (a)

           APPAREL AND ACCESSORY STORES (1.09%)
   96,950  The Finish Line, Inc. (b)..............  $ 2,726,719
                                                    -----------

           AUTO REPAIR, SERVICES, PARKING (2.12%)
  166,250  Budget Group, Inc. (b).................    5,309,526
                                                    -----------

           BUSINESS SERVICES (8.33%)
  141,200  Affiliated Computer Services, Inc. (b).    5,436,200
   85,550  Applied Graphics Technologies, Inc. (b)    3,913,912
  132,000  Autodesk, Inc..........................    5,098,500
   84,250  Lamar Advertising Company (b)..........    3,022,469
  169,700  Sykes Enterprises, Incorporated (b)....    3,404,521
                                                    -----------
                                                     20,875,602
                                                    -----------

           COMMUNICATIONS BY PHONE, TELEVISION,
           RADIO, CABLE (5.51%)
  194,650  Emmis Broadcasting Corporation (b).....    9,306,606
  243,250  LCC International, Inc. (b)............    4,500,125
                                                    -----------
                                                     13,806,731
                                                    -----------

           DEPOSITORY INSTITUTIONS (5.38%)
  177,050  Norwest Corporation....................    6,617,244
  160,100  U.S. Bancorp...........................    6,884,300
                                                    -----------
                                                     13,501,544
                                                    -----------

           DURABLE GOODS-- WHOLESALE (2.05%)
  197,300  Pomeroy Computer Resources, Inc. (b)...    5,142,033
                                                    -----------

           ELECTRIC, GAS, WATER, COGENERATION,
           SANITARY SERVICES (7.28%)
  110,750  Calenergy Company, Inc. (b)............    3,329,366
  266,450  Kinder Morgan Energy Partners, L.P.....    9,625,506
  151,300  Waste Management, Inc..................    5,295,500
                                                    -----------
                                                     18,250,372
                                                    -----------

           ELECTRICAL EQUIPMENT,
           EXCEPT COMPUTERS (3.92%)
   67,300  CIENA Corporation (b)..................    4,685,763
   70,000  Comverse Technology, Inc. (b)..........    3,631,250
   33,400  RELTEC Corporation (b).................    1,503,000
                                                    -----------
                                                      9,820,013
                                                    -----------

           GENERAL MERCHANDISE STORES (3.90%)
  169,300  The Elder-Beerman Stores Corporation (b)   4,518,109
  284,600  Family Dollar Stores, Inc..............    5,265,100
                                                    -----------
                                                      9,783,209
                                                    -----------

           HOTELS, OTHER LODGING PLACES (3.28%)
  428,126  Fairfield Communities, Inc. (b)........    8,214,454
                                                    -----------

           INDUSTRIAL, COMMERCIAL MACHINERY,
           COMPUTERS (6.76%)
   98,150  The Black & Decker Corporation.........    5,987,150
  140,950  Ceridian Corporation...................    8,280,812
   19,100  International Comfort Products
           Corporation............................      231,588
  122,200  Mettler-Toledo Holding, Inc. (b).......    2,451,638
                                                    -----------
                                                     16,951,188
                                                    -----------

           INSURANCE AGENTS, BROKERS (1.94%)
   80,400  Marsh & McLennan Companies, Inc........    4,859,135
                                                    -----------

           MEASURING INSTRUMENTS, PHOTO GOODS,
           WATCHES (7.04%)
   71,450  Analogic Corporation...................    3,197,387
  107,300  Mentor Corporation.....................    2,602,025
  174,300  Sybron International Corporation (b)...    4,401,075
  126,200  Waters Corporation (b).................    7,437,849
                                                    -----------
                                                     17,638,336
                                                    -----------

           MOTOR FREIGHT TRANSPORTATION,
           WAREHOUSES (2.21%)
  155,500  J.B. Hunt Transport Services, Inc......    5,539,688
                                                    -----------

           NON-DEPOSITORY CREDIT INSTITUTIONS (10.06%)
  137,300  Banc One Corporation...................    7,662,988
   54,500  Beneficial Corporation.................    8,348,691
   74,100  Capital One Financial Corporation......    9,202,257
                                                   ------------
                                                     25,213,936
                                                   ------------

           NON-DURABLE GOODS WHOLESALE (4.47%)
  309,100  Pharmerica, Inc. (b)...................    3,728,364
  213,250  U.S. Foodservice (b)...................    7,476,972
                                                   ------------
                                                     11,205,336
                                                   ------------

           OIL & GAS EXTRACTION (3.22%)
  201,850  Snyder Oil Corporation.................    4,024,283
   90,850  Transocean Offshore Inc................    4,042,825
                                                   ------------
                                                      8,067,108
                                                   ------------

           PAPER AND ALLIED PRODUCTS (0.20%)
   18,250  St. Joe Corporation....................      499,594
                                                   ------------

           PRINTING, PUBLISHING AND ALLIED LINES (4.27%)
   70,050  Central Newspapers, Inc................    4,885,987
  106,250  The E.W. Scripps Company...............    5,823,775
                                                   ------------
                                                     10,709,762
                                                   ------------

           REAL ESTATE INVESTMENT TRUSTS (REITS) (1.46%)
  112,650  Simon Debartolo Group, Inc.............    3,661,125
                                                   ------------

           REAL ESTATE OPERATORS, AGENTS,
           MANAGERS (1.24%)
   90,150  Boston Properties, Inc.................    3,110,175
                                                   ------------

           STONE, CLAY, GLASS, CONCRETE PRODUCTS (0.41%)
   28,900  Department 56, Inc. (b)................    1,025,950
                                                   ------------

           TEXTILE MILL PRODUCTS (1.98%)
  281,850  Shaw Industries, Inc...................    4,967,606
                                                   ------------

           WATER TRANSPORTATION (0.75%)
   75,000  Teekay Shipping Corporation............    1,879,650
                                                   ------------
           TOTAL COMMON STOCKS
           (COST $204,211,2260 ................... $222,758,792
                                                   ------------

 PRINCIPAL
  AMOUNT                    SECURITY                    VALUE
================================================================================

            COMMERCIAL PAPER
            (11.13% of total investments) (a)

            INDUSTRIAL COMMERCIAL MACHINERY
            COMPUTERS (3.99%)
$10,000,000 Baker Hughes, Inc., 6.250%,
            due 07/01/1998......................... $ 10,000,000
                                                    ------------

            NON-DEPOSITORY CREDIT INSTITUTIONS (4.59%)
11,500,000  General Electric Capital Corporation,
            6.100%, due 07/01/1998.................   11,500,000
                                                    ------------

            SECURITY AND COMMODITY BROKERS (2.55%)
6,400,000   Goldman Sachs Group, L.P., 6.250%,
            due 07/01/1998.........................    6,400,000
                                                    ------------
            TOTAL COMMERCIAL PAPER
            (COST $27,900,000)..................... $ 27,900,000
                                                    ------------
            TOTAL INVESTMENTS IN SECURITIES
            (COST $232,111,226) (c)................ $250,658,792
                                                    ------------

------------------------
(a) Using Standard Industry Codes prepared by the Technical Committee on Industry Classifications.
(b) Non-dividend paying common stock.
(c) Cost also represents cost for federal income tax purposes.

The accompanying notes are an integral part of these financial statements.

CONSECO SERIES TRUST
CORPORATE BOND PORTFOLIO
Statement of Investments in Securities

JUNE 30, 1998 (UNAUDITED)

================================================================================

 PRINCIPAL
  AMOUNT                    SECURITY                    VALUE
--------------------------------------------------------------------------------

           CORPORATE BONDS
           (64.90% of total investments) (a)

           AIR TRANSPORTATION (1.37%)
$ 165,173  Delta Airlines 1992 ETC-C, 8.540%,
           due 01/02/2007.........................  $   180,865
   96,782  United Airlines 1996-A1 Pass Thru
           Certificate, 7.270%, due 01/30/2013....       99,686
                                                    -----------
                                                        280,551
                                                    -----------

           APPAREL AND OTHER FINISHED PRODUCTS (1.22%)
  250,000  Tommy Hilfiger Corporation, 6.500%,
           due 06/01/2003.........................      249,375
                                                    -----------

           AUTO REPAIR AND PARKING (3.37%)
  250,000  Apcoa, Inc., 9.250%, due 03/15/2008 (d)
           Cost - $250,000; Acquired - 03/25/1998.      250,000
  100,000  Amerco -MTN, 6.710%, due 10/15/2008....      100,145
  300,000  Amerco -MTN, 7.470%, due 01/15/2027....      338,250
                                                    -----------
                                                        688,395
                                                    -----------

           BUSINESS SERVICES (0.80%)
  250,000  Pinnacle Holdings, Inc., 0.000%,
           due 03/15/2008 (d) Cost - $157,944;
           Acquired - 03/17/1998..................      164,062
                                                    -----------

           CHEMICALS AND ALLIED PRODUCTS (1.02%)
  200,000  Smith International, Inc., 7.000%,
           due 09/15/2007.........................      208,750
                                                    -----------

           COMMUNICATIONS BY PHONE, TELEVISION,
           RADIO, CABLE (6.37%)
  500,000  Cable and Wireless Communications PLC,
           6.625%, due 03/06/2005..................     505,625
  200,000  MCI Communications Corporation, 6.125%,
           due 04/15/2002.........................      199,750
  300,000  SK Telecom Co., Ltd., 7.750%,
           due 04/29/2004.........................      248,250
  250,000  Telecommunications, Inc., 10.125%,
           due 04/15/2022.........................      348,965
                                                    -----------
                                                      1,302,590
                                                    -----------

           DEPOSITORY INSTITUTIONS (8.16%)
  300,000  Dao Heng Bank Ltd., 7.750%, due
           01/24/2007 (d) Cost - $247,563;
           Acquired - 02/11/1998..................      243,375
  100,000  Hutchison Whampoa Finance, YANK,
           Series B, 7.450%, due 08/01/2017 (d)
           Cost - $92,520; Acquired - 10/23/1997..       80,938
  250,000  Lehman Brothers Holdings, Inc., 8.875%,
           due 02/15/2000.........................      260,937
  750,000  St. Paul Bancorp, 7.125%,
           due 02/15/2004.........................      776,250
  300,000  U.S. Bancorp, 6.500%, due 02/01/2008...      305,250
                                                    -----------
                                                      1,666,750
                                                    -----------

           DURABLE GOODS--WHOLESALE (2.15%)
  400,000  Pioneer Standard Electronics Inc.,
           8.500%, due 08/01/2006.................      439,000
                                                    -----------

           ELECTRIC, GAS, WATER, COGENERATION,
           SANITARY SERVICES (11.87%)
  200,000  The Cleveland Electric Illuminating
           Company, 7.625%, due 08/01/2002........      206,250
  500,000  Coastal Corporation, 6.700%,
           due 02/15/2027.........................      521,250
  150,000  MCN Investment Corporation, 6.350%,
           due 04/02/2012.........................      150,750
  250,000  Southern Investments Capital, 8.230%,
           due 02/01/2027.........................      263,550
  300,000  Tenneco, Inc., 10.200%, due 03/15/2008.      381,750
  500,000  The United Illuminating Company, 6.250%,
           due 12/15/2002.........................      499,375
  400,000  Waste Management, Inc., 6.625%,
           due 07/15/2002.........................      403,500
                                                    -----------
                                                      2,426,425
                                                    -----------

           FOOD AND KINDRED PRODUCTS (1.46%)
  300,000  Nabisco, Inc., 6.000%, due 02/15/2011..      298,500
                                                    -----------

           FOOD STORES (1.22%)
  250,000  Kroger Co. , 6.000%, due 07/01/2000....      250,000
                                                    -----------

           GENERAL MERCHANDISE STORES (1.73%)
  350,000  Shopko Stores, Inc., 6.500%,
           due 08/15/2003.........................      353,063
                                                    -----------

           HOME FURNITURE AND EQUIPMENT STORES (2.76%)
  550,000  MacSaver Financial Services, 7.875%,
           due 08/01/2003.........................      564,437
                                                    -----------

           INSURANCE COMPANIES (4.26%)
  150,000  Delphi Financial, 8.000%,
           due 10/01/2003.........................      157,125
  400,000  Delphi Funding LLC, 9.310%,
           due 03/25/2027.........................      461,500
  250,000  Terra Nova Insurance (UK) Holdings PLC,
           7.000%, due 05/18/2008 (d) Cost -
           $249,748; Acquired - 05/12/1998........      252,188
                                                    -----------
                                                        870,813
                                                    -----------

           LUMBER AND WOOD PRODUCTS,
           EXCEPT FURNITURE (1.51%)
  300,000  West Fraser Mill, 7.250%,
           due 09/15/2002 (d) Cost - $297,753;
           Acquired - 09/26/1995. ................      307,500
                                                    -----------

           MISCELLANEOUS RETAIL (0.54%)
  100,000  Michael Stores, Inc., 10.875%,
           due 06/15/2006.........................      111,000
                                                    -----------

           NON-DEPOSITORY CREDIT INSTITUTIONS (2.08%)
  250,000  DSPL Finance Company, 9.120%,
           due 12/30/2010 (d) Cost - $250,000;
           Acquired - 08/15/1996...................      100,000
  300,000  Safeco Capital Trust I, 8.072%,
           due 07/15/2037..........................      324,750
                                                     -----------
                                                         424,750
                                                     -----------

           OIL AND GAS EXTRACTION  (4.11%)
  500,000  Cerro Negro Finance, Ltd., Series B,
           7.900%, due 12/01/2020 (d)
           Cost - $486,160; Acquired - 06/16/1998..      488,750
  200,000  Occidental Petroleum Corporation,
           6.400%, due 04/01/2003..................      200,500
  150,000  Vastar Resources, Inc., 6.000%,
           due 04/20/2000.........................       150,000
                                                     -----------
                                                         839,250
                                                     -----------

           PAPER AND ALLIED PRODUCTS (1.03%)
  200,000  Westvaco Corporation, 10.300%,
           due 01/15/2019.........................       211,500
                                                     -----------

           PERSONAL SERVICES (1.07%)
  200,000  CPI Corp., 9.000%, due 03/15/2002 (d)
           Cost - $219,360; Acquired - 03/17/1998.       218,250
                                                     -----------

           REAL ESTATE INVESTMENT TRUSTS (REITS) (3.96%)
  400,000  Chelsea GCA Realty Partnership, L.P.,
           7.250%, due 10/21/2007..................      412,000
  200,000  EOP Operating Limited Partnership,
           6.375%, due 02/15/2003 (d) Cost -
           $199,648; Acquired - 06/02/1998.........      199,250
  200,000  Simon Debartolo Group, L.P., 6.750%,
           due 06/15/2005 (d) Cost - $198,810;
           Acquired - 06/16/1998..................       198,250
                                                      ----------
                                                         809,500
                                                      ----------

           SECURITY AND COMMODITY BROKERS (2.34%)
  300,000  Morgan Stanley Finance Plc, 8.030%,
           due 02/28/2017.........................       328,500
  150,000  Salomon, Inc., Series C - MTN, 6.500%,
           due 08/15/2003.........................       150,000
                                                      ----------
                                                         478,500
                                                      ----------


------------------------
(a) Using Standard Industry Codes codes prepared by the Technical Committee on Industrial Classifications.
(b) Non-dividend paying common stock.
(c) Cost also represents cost for federal income tax purposes.
(d) Restricted under Rule 144(A) of the Securities Act of 1933.
                                   (Continued)

CONSECO SERIES TRUST
CORPORATE BOND PORTFOLIO
Statement of Investments in Securities - Continued

JUNE 30, 1998 (UNAUDITED)

================================================================================

 PRINCIPAL
  AMOUNT                    SECURITY                    VALUE
--------------------------------------------------------------------------------

           CORPORATE BONDS (CONTINUED)

           TRANSPORTATION EQUIPMENT (0.50%)
$ 100,000  Stena Line AB, 10.625%, due 06/01/2008.  $   101,625
                                                    -----------
           TOTAL CORPORATE BONDS (COST $13,032,589) $13,264,586
                                                    -----------


           Municipal Bonds
           (6.69% of total investments) (a)
  375,000  Doylestown Pennsylvania, Hospital Authority,
           Revenue, 8.375%, due 07/01/2008........      417,188
  100,000  Fort Worth Texas, Higher Education,
           Finance Corporation, Revenue, 7.500% ,
           due 10/01/2006.........................      103,375
  160,000  Lake County Florida, Resource Recovery,
           Industrial Development, Revenue, 7.125%,
           due 10/01/1999.........................      160,800
  371,717  Philadelphia Pennsylvania,
           Authority for Industrial Development,
           Revenue, 6.488%, due 06/15/2004........      381,475
  200,000  Reeves County Texas Certificates of
           Participation, 6.700%, due 03/31/2005..      204,000
  100,000  Tallulah Louisiana, Revenue,
           Beneficial Interest Certificates, 6.650%,
           due 11/01/2008.........................      101,125
                                                    -----------
           Total municipal bonds (cost $1,318,741)  $ 1,367,963
                                                    -----------

           Asset Backed Securities
           (9.55% of total investments) (a)
  200,000  EQCC Home Equity Loan Trust 97-1 A7,
           7.120%, due 05/15/2028.................      208,359
  250,000  EQCC Home Equity Loan Trust 98-1 A6F,
           6.252%, due 12/15/2007.................      250,820
  200,000  Green Tree Financial Corp. 1994-4 A5,
           8.300%, due 07/15/2019.................      224,748
   90,899  Green Tree Recreational Equipment &
           Consumer Trust, 96-A A1, 5.550%,
           due 02/15/2018. .......................       90,499
  394,249  Green Tree Recreational Equipment &
           Consumer Trust, 97-C B, 6.750%,
           due 02/15/2018 ........................      390,922
  120,701  Lehman FHA Title 1 Loan Trust 96-2 A2,
           6.780%, due 03/25/2008.................      121,338
  200,000  National Car Rental Financing Limited
           Partnership 1996-1 A2, 6.800%,
           due 04/20/2000.........................      200,438
  250,000  Newcourt Receivables Asset Trust 1997-1 A3,
           6.110%, due 05/21/2001.................      250,508
  212,544  New York City Tax Lien 1996-1 B, 6.910%,
           due 05/25/2005.........................      213,083
                                                    -----------
           TOTAL ASSET BACKED SECURITIES
           (COST $1,920,394)......................  $ 1,950,715
                                                    -----------

           Collateralized Mortgage Obligations
           (4.85% of total investments) (a)
  105,647  FHLMC Structured Pass Through Securities
           T-4 A1, 7.625%, due 08/25/2022.........      108,618
  500,000  Iroquois Trust 97-1 A, 7.000%,
           due 12/15/2006.........................      504,258
  167,685  JP Morgan Commercial Mortgage Finance
           Corporation 97-C4 A1, 6.939%,
           due 12/26/2028.........................      170,429
  201,919  Rural Housing Trust 1987-1 3B, 7.330%,
           due 04/01/2026.........................      207,282
                                                    -----------
           TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
           (COST $978,306)........................  $   990,587
                                                    -----------

           U. S. GOVERNMENT AND AGENCY OBLIGATIONS
           (8.38% of total investments) (a)
  301,739  Federal Home Loan Mortgage Corp.,
           # G00479, 9.000%, due 04/01/2025.......      319,466
   32,832  Federal National Mortgage Assn.,
           # 062289, 6.710%, due 03/01/2028.......       33,632
  193,590  Federal National Mortgage Assn.,
           # 183567, 7.500%, due 11/01/2022.......      198,793
  198,493  Federal National Mortgage Assn.,
           # 286122, 7.000%, due 06/01/2024.......      201,408
  176,264  Federal National Mortgage Assn.,
           #349410, 7.000%, due 08/01/2026........      178,853
   72,539  Government National Mortgage Assn.,
           # 354859, 9.000%, due 07/15/2024.......       77,684
    1,380  Government National Mortgage Assn.,
           # 051699, 15.000%, due 07/15/2011......        1,647
    2,449  Government National Mortgage Assn.,
           # 056522, 14.000%, due 08/15/2012......        2,909
  400,000  U.S. Treasury Note, 7.250%,
           due 05/14/2004.........................      434,060
  250,000  U.S. Treasury Note, 6.500%,
           due 05/15/2005.........................      263,980
                                                    -----------
           TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
           (COST $ 1,684,892).....................  $ 1,712,432
                                                    -----------

  NUMBER
 OF SHARES                  SECURITY                    VALUE
--------------------------------------------------------------------------------

           PREFERRED STOCKS
           (0.74% of total investments) (a)

           NON-DEPOSITORY CREDIT INSTITUTIONS (0.74%)
    1,500  River Holding Corp., 11.5%, due 4/15/2010,
           PIK (d) Cost - $150,000;
           Acquired - 04/02/1998..................  $   151,500
                                                    -----------
           TOTAL PREFERRED STOCKS (COST $150,000).  $   151,500
                                                    -----------

PRINCIPAL
  AMOUNT                    SECURITY                    VALUE
--------------------------------------------------------------------------------

           COMMERCIAL PAPER
           (4.89% of total investments) (a)

           NON-DEPOSITORY CREDIT INSTITUTIONS (4.89%)
$1,000,000 General Electric Capital Corporation,
           6.100%, due 07/01/1998.................  $ 1,000,000
                                                    -----------
           TOTAL COMMERCIAL PAPER (COST $1,000,000) $ 1,000,000
                                                    -----------
           TOTAL INVESTMENTS IN SECURITIES
           (COST $20,084,922) (c).................  $20,437,783
                                                    -----------

------------------------
(a) Using Standard Industry Codes codes prepared by the Technical Committee on Industrial Classifications.
(b) Non-dividend paying common stock.
(c) Cost also represents cost for federal income tax purposes.
(d) Restricted under Rule 144(A) of the Securities Act of 1933.

   The accompanying notes are an integral part of these financial statements.

CONSECO SERIES TRUST
GOVERNMENT SECURITIES PORTFOLIO
Statement of Investments in Securities

JUNE 30, 1998 (UNAUDITED)


================================================================================

 PRINCIPAL
  AMOUNT                    SECURITY                    VALUE
--------------------------------------------------------------------------------

           CORPORATE BONDS
           (23.12% of total investments) (a)

           AIR TRANSPORTATION (3.68%)
$ 150,000  Airborne Freight Corporation, 8.875%,
           due 12/15/2002.........................  $   165,188
                                                    -----------

           APPAREL AND OTHER
           FINISHED PRODUCTS (2.23%)
  100,000  Tommy Hilfiger Corporation, 6.500%,
           due 06/01/2003.........................       99,750
                                                    -----------

           COMMUNICATIONS BY PHONE, TELEVISION,
           RADIO, CABLE (5.95%)
  250,000  360 Communications Company, 7.500%,
           due 03/01/2006.........................      266,563
                                                    -----------

           DEPOSITORY INSTITUTIONS (2.23%)
  100,000  BB & T Corporation, 6.375%,
           due 06/30/2005.........................       99,875
                                                    -----------

           FOOD AND KINDRED PRODUCTS (4.45%)
  100,000  Nabisco, Inc., 6.000%, due 02/15/2011..       99,500
  100,000  Tyson Foods, Inc., 6.080%,
           due 02/01/2010.........................       99,875
                                                    -----------
                                                        199,375
                                                    -----------

           SECURITY AND COMMODITY BROKERS (4.58%)
  100,000  Lehman Brothers Holdings, Inc., 7.250%,
           due 10/15/2003.........................      104,500
  100,000  Lehman Brothers Holdings, Inc.,
           Series E, MTN, 6.710%, due 10/12/1999..      100,853
                                                    -----------
                                                        205,353
                                                    -----------
           TOTAL CORPORATE BONDS (COST $1,036,567)  $ 1,036,104
                                                    -----------


           MUNICIPAL BONDS
           (9.00% of total investments) (a)

           PUBLIC FINANCE, TAXATION (9.00%)
  150,000  Halifax Florida Hospital, Revenue,
           Series B, 6.375%, due 04/01/2001.......      150,562
  250,000  Tallulah Louisiana, Revenue,
           Beneficial Interest Certificates, 6.650%,
           due 11/01/2008.........................      252,812
                                                    -----------
           TOTAL MUNICIPAL BONDS (COST $400,000)..  $   403,374
                                                    -----------

           ASSET BACKED SECURITIES
           (15.81% of total investments) (a)
  200,000  EQCC Home Equity Loan Trust
           97-1 A7, 7.120%, due 05/15/2028........      208,359
  197,124  Green Tree Recreational Equipment &
           Consumer Trust, 97-C B, 6.750%,
           due 02/15/2018.........................      195,461
  100,000  Metris Master Trust 97-1 B, 7.110%,
           due 10/20/2005.........................      104,063
  200,000  Tiers Asset-Backed Securities,
           Series CHAMT Trust 1997-7, 6.688%,
           due 11/15/2003.........................      200,570
                                                    -----------
           TOTAL ASSET BACKED SECURITIES
           (COST $703,563)........................  $   708,453
                                                    -----------

           U. S. GOVERNMENT AND AGENCY OBLIGATIONS
           (52.07% of total investments) (a)
  100,000  Federal Home Loan Bank, 6.400%,
           due 12/04/2003.........................      100,141
  200,000  Federal Home Loan Bank,
           Series ZR02, 6.540%, due 10/16/2002....      200,198
  158,449  Federal Home Loan Mortgage Corp.,
           # D66012, 7.000%, due 11/01/2025.......      160,925
  150,000  Federal Home Loan Mortgage Corp.,
           Multi Family Pool, 6.775%,
           due 11/01/2003.........................      154,471
   86,214  Federal Home Loan Mortgage Corp.,
           # E00441, 7.500%, due 07/01/2011.......       88,720
  107,137  Federal National Mortgage Assn.,
           # 174166, 8.000%, due 06/01/2002.......      108,644
  121,488  Federal National Mortgage Assn.,
           # 303780, 7.000%, due 03/01/2026.......      123,272
  397,443  Government National Mortgage Assn.,
           # 408675, 7.500%, due 01/15/2026.......      408,621
    1,477  Government National Mortgage Assn.,
           # 044522, 13.000%, due 03/15/2011......        1,731
    6,971  Government National Mortgage Assn.,
           # 119896, 13.000%, due 11/15/2014......        8,167
  100,000  Salliemae, MTN, 6.000%, due 12/16/1999.      100,109
  100,000  Tennessee Valley Authority, 6.250%,
           due 12/15/2017.........................      103,500
  200,000  U.S. Treasury Bond, 8.000%,
           due 11/15/2021.........................      257,744
  100,000  U.S. Treasury Bond, 6.375%,
           due 08/15/2027.........................      109,985
  100,000  U.S. Treasury Bond, 6.125%,
           due 11/15/2027.........................      107,213
  150,000  U.S. Treasury Note, 5.500%,
           due 02/15/2008.........................      149,878
  100,000  U.S. Treasury Note, 5.500%,
           due 02/28/2003.........................       99,910
   50,000  U.S. Treasury Note, 5.750%,
           due 08/15/2003.........................       50,546
                                                    -----------
           TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
           (COST $2,290,611)......................  $ 2,333,775
                                                    -----------
           TOTAL INVESTMENTS IN SECURITIES
           (COST $4,430,741) (B)..................  $ 4,481,706
                                                    -----------

------------------------
(a) Using Standard Industry Codes prepared by the Technical Committee on Industrial Classifications.
(b) Cost also represents cost for federal income tax purposes.

   The accompanying notes are an integral part of these financial statements.

CONSECO SERIES TRUST
MONEY MARKET PORTFOLIO
Statement of Investments in Securities

JUNE 30, 1998 (UNAUDITED)


================================================================================
PRINCIPAL
  AMOUNT                    SECURITY                  VALUE (b)
--------------------------------------------------------------------------------

           CORPORATE BONDS
           (1.36% of total investments) (a)

           FOOD AND KINDRED PRODUCTS (0.66%)
$  75,000  Pepsico, Inc., 7.750%, due 10/01/1998..  $    75,304
                                                    -----------

           SECURITY AND COMMODITY BROKERS (0.70%)
   80,000  Salomon, Inc., 6.220%, due 11/19/1998..       80,052
                                                    -----------
           TOTAL CORPORATE BONDS..................  $   155,356
                                                    -----------

           COMMERCIAL PAPER
           (98.64% of total investments) (a)

           BUSINESS SERVICES (3.46%)
  400,000  First Data Corporation, 5.500%,
           due 08/18/1998.........................      397,067
                                                    -----------

           DEPOSITORY INSTITUTIONS (8.03%)
  380,000  Societe Generale North America, Inc.,
           5.480%, due 07/17/1998.................      379,074
  550,000  Bankers Trust Company, 5.530%,
           due 10/02/1998.........................      542,143
                                                    -----------
                                                        921,217
                                                    -----------

           CHEMICALS AND ALLIED PRODUCTS (12.82%)
  400,000  American Home Products Corporation,
           5.490%, due 08/21/1998.................      396,889
  600,000  American Home Products Corporation,
           5.490%, due 10/15/1998.................      590,301
  490,000  Monsanto Company, 5.490%,
           due 10/08/1998.........................      482,602
                                                    -----------
                                                      1,469,792
                                                    -----------

           ELECTRIC, GAS, WATER, COGENERATION,
           SANITARY SERVICES (3.48%)
  400,000  New York State Power Authority, 5.540%,
           due 07/14/1998.........................      399,200
                                                    -----------

           FOOD AND KINDRED PRODUCTS (7.36%)
  400,000  Coca-Cola Company, 5.520%,
           due 08/10/1998.........................      397,546
  450,000  Hershey Foods Corporation, 5.490%,
           due 08/26/1998.........................      446,157
                                                    -----------
                                                        843,703
                                                    -----------

           FOOD STORES (3.47%)
  400,000  Southland Corporation, 5.540%,
           due 08/12/1998.........................      397,415
                                                    -----------

           INDUSTRIAL COMMERCIAL MACHINERY,
           COMPUTERS (6.86%)
  390,000  Baker Hughes, Inc., 5.510%,
           due 07/13/1998.........................      389,284
  400,000  Caterpillar Financial Services
           Corporation, 5.480%, due 08/06/1998....      397,808
                                                    -----------
                                                        787,092
                                                    -----------

           INSURANCE COMPANIES (8.14%)
  450,000  Allstate Corporation, 5.510%,
           due 07/20/1998.........................      448,691
  490,000  Great Western Life, 5.530%,
           due 09/03/1998.........................      485,183
                                                    -----------
                                                        933,874
                                                    -----------

           NON-DEPOSITORY CREDIT INSTITUTIONS (17.56%)
  275,000  American Express Company, 5.520%,
           due 08/10/1998.........................      273,313
  450,000  American General Finance Corporation,
           5.510%, due 09/04/1998.................      445,523
  400,000  Associates Corporation of North America,
           5.480%, due 07/22/1998.................      398,721
  400,000  General Electric Capital Corporation,
           5.490%, due 07/20/1998.................      398,841
  500,000  National Rural Utilities Corporation,
           5.500%, due 08/07/1998.................      497,174
                                                    -----------
                                                      2,013,572
                                                    -----------

           RUBBER AND MISCELLANEOUS
           PLASTICS PRODUCTS (3.92%)
  450,000  Rubbermaid, Inc., 5.520%,
           due 07/14/1998.........................      449,103
                                                    -----------

           SECURITY AND COMMODITY BROKERS (20.11%)
  440,000  CS First Boston, Inc., 5.510%,
           due 08/28/1998.........................      436,094
  400,000  Goldman Sachs Group, L.P., 5.470%,
           due 09/02/1998.........................      396,171
  490,000  J.P. Morgan & Company, Inc., 5.480%,
           due 09/17/1998.........................      484,182
  600,000  Merrill Lynch & Company, Inc., 5.520%,
           due 10/15/1998.........................      590,248
  400,000  Morgan Stanley, Dean Witter,
           Discover & Company, 5.490%,
           due 07/24/1998.........................      398,597
                                                    -----------
                                                      2,305,292
                                                    -----------

           MUNICIPAL BONDS -- REVENUE (3.43%)
  400,000  Province of Quebec, 5.500%,
           due 10/20/1998.........................      393,217
                                                    -----------
           TOTAL COMMERCIAL PAPER.................  $11,310,544
                                                    -----------
           TOTAL INVESTMENTS IN SECURITIES........  $11,465,900
                                                    -----------

------------------------
(a) Using Standard Industry Codes prepared by the Technical Committee on Industrial Classifications.
(b) Value also represents cost for federal income tax purposes.

   The accompanying notes are an integral part of these financial statements.

CONSECO SERIES TRUST
NOTES TO THE FINANCIAL STATEMENTS

JUNE 30, 1998

================================================================================

(1) GENERAL
   Conseco Series Trust (the "Trust") is a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (the "Act"), and was organized as a Massachusetts Trust effective November 15, 1982. The Trust offers shares only to affiliated life insurance company separate accounts (registered as unit investment trusts under the Act) to fund the benefits under variable annuity contracts.
   Effective May 1, 1993, Great American Reserve Variable Annuity Account C ("Account C") transferred its assets to the Trust in exchange for shares of the Common Stock, Corporate Bond (newly created effective May 1, 1993) and Money Market Portfolios. Since May 1, 1993, the Trust continues to offer shares of each of its portfolios to Account C.
   Great American Reserve Insurance Company has added three more accounts which invest in the shares of the Trust: Account E (Educator and Achievement Series), Account F (Conseco Advantage) and Account G (Monument Series), which commenced operations on July 25, 1994, February 12, 1998, and April 29, 1998, respectively.

(2) SUMMARY OF SIGNIFICANT ACCOUNTING
    POLICIES

SECURITY TRANSACTIONS, AND RELATED INVESTMENT INCOME
   The investments in each portfolio are valued at the end of each New York Stock Exchange business day. Investment transactions are accounted for on the valuation date following the trade date (the date the order to buy or sell is executed). Dividend income is recorded on the ex-dividend date. The cost of investments sold is determined on the specific identification basis. The Trust does not hold any investments which are restricted as to resale, except certain bonds (designated as footnote (d) in the applicable Statement of Investments) held in the Asset Allocation and the Corporate Bond Portfolios, all of which are eligible for resale under Rule 144A of the Securities Act of 1933.
   The Board of Trustees (the "Trustees") determined that it will value the Money Market Portfolio investments at amortized cost, which is conditioned on the Trust's compliance with certain conditions contained in Rule 2a-7 of the Act. The investment adviser of the Trust continuously reviews this method of valuation and recommends changes to the Trustees, if necessary, to ensure that the Money Market Portfolio investments are valued at fair value (as determined by the Trustees in good faith).
   In all portfolios of the Trust, except for the Money Market Portfolio, securities traded on a national securities exchange are valued at closing market prices. Listed securities for which no sale was reported on the valuation date are valued at the mean of the closing bid and asked prices. Short term notes, U.S. government obligations maturing within one year or less from the date purchased and bank certificates of deposit are valued at amortized cost, which approximates fair value.
   Fixed income securities for which representative market quotes are not readily available are valued at the mean between the closing bid and asked prices as quoted by one or more dealers who make a market in such securities.

FEDERAL INCOME TAXES
   Each portfolio is treated as a separate taxable entity for federal income tax purposes and qualifies as a regulated investment company under the Internal Revenue Code. The Trust intends to continue to distribute all taxable income to shareholders, and therefore, no provision has been made for federal income taxes.

DIVIDENDS TO SHAREHOLDERS
   Dividends are declared and reinvested from net investment income on a daily basis in the Money Market Portfolio, on a monthly basis in the Corporate Bond and Government Securities Portfolios and on a quarterly basis in the Asset
Allocation and Common Stock Portfolios. Distributions are declared and reinvested from net realized capital gains on an annual basis. Prior to 1998, net short-term capital gains and losses were included in net investment income.

INCOME EQUALIZATION
   All portfolios, except the Money Market Portfolio, follow the accounting practice known as income equalization by which a portion of the proceeds from sales and costs of redemptions of shares which is equivalent, on a per share basis, to the amount of distributable investment income on the date the transaction is credited or charged to net undistributed income. As a result, undistributed net investment income per share is not materially affected by sales or redemptions of the portfolio shares. USE OF ESTIMATES
   The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results may differ from these estimates.

(3) TRANSACTIONS WITH AFFILIATES
   As investment adviser of the Trust, Conseco Capital Management, Inc. (the "Adviser"), a wholly-owned subsidiary of Conseco, Inc., a publicly-held specialized financial services holding company listed on the New York Stock Exchange, charges an investment advisory fee based on the daily net asset value at an annual rate of 0.55 percent for the Asset Allocation Portfolio, 0.60 percent for the Common Stock Portfolio, 0.50 percent for the Corporate Bond and Government Securities Portfolios and 0.25 percent for the Money Market Portfolio. The total fees paid to the Adviser were $863,616 for the six months ended June 30, 1998. The Adviser has agreed to limit the operating expenses of each portfolio so that the ratio of expenses, including investment advisory fees, to average net assets on an annual basis shall not exceed 0.75 percent for the Asset Allocation Portfolio, 0.80 percent for the Common Stock Portfolio,
0.70 percent for the Corporate Bond Portfolio and the Government Securities Portfolio, and 0.45 percent for the Money Market Portfolio.

CONSECO SERIES TRUST
NOTES TO FINANCIAL STATEMENTS - CONTINUED

JUNE 30, 1998

================================================================================

(4) INVESTMENT TRANSACTIONS
   For the six months ended June 30, 1998, purchases and sales of investment securities other than long term U.S. Government securities and short-term investments were:


                                                                               ASSET         COMMON       CORPORATE     GOVERNMENT
                                                                            ALLOCATION        STOCK         BOND        SECURITIES
                                                                             PORTFOLIO      PORTFOLIO     PORTFOLIO      PORTFOLIO
==================================================================================================================================

Purchases...............................................................   $ 64,090,817   $318,749,151  $ 24,910,403  $  1,039,026
Sales...................................................................     56,269,255   331,460,796     24,213,628       596,456
==================================================================================================================================

   Purchases and sales of long term U.S. Government securities during the six months ended June 30, 1998 were:

                                                                                              ASSET       CORPORATE     GOVERNMENT
                                                                                           ALLOCATION       BOND        SECURITIES
                                                                                            PORTFOLIO     PORTFOLIO      PORTFOLIO
===================================================================================================================================
Purchases..............................................................................   $14,722,409   $  9,669,925   $  1,911,553
Sales..................................................................................    12,487,094     10,208,097      1,733,050
===================================================================================================================================

   Gross unrealized appreciation and depreciation of investments at June 30, 1998 are shown below:

                                                                ASSET         COMMON        CORPORATE    GOVERNMENT        MONEY
                                                             ALLOCATION        STOCK          BOND       SECURITIES       MARKET
                                                              PORTFOLIO      PORTFOLIO      PORTFOLIO     PORTFOLIO      PORTFOLIO
==================================================================================================================================
GROSS UNREALIZED APPRECIATION.............................  $  2,539,057   $ 21,386,999   $   559,666   $     56,170   $        --
Gross unrealized depreciation.............................      (510,606)   (2,839,433)      (206,805)        (5,205)           --
----------------------------------------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation)................  $  2,028,451   $ 18,547,566   $   352,861   $      50,965  $        --
==================================================================================================================================

(5) NET ASSETS
   Net assets at June 30, 1998 are shown below:

                                                                ASSET         COMMON        CORPORATE    GOVERNMENT        MONEY
                                                             ALLOCATION        STOCK          BOND       SECURITIES       MARKET
                                                              PORTFOLIO      PORTFOLIO      PORTFOLIO     PORTFOLIO      PORTFOLIO
==================================================================================================================================
Proceeds from the sales of shares since organization,
   less cost of shares redeemed and net equalization......  $ 38,420,418  $ 210,691,979   $20,728,521   $  5,383,745   $ 12,727,388
Undistributed net realized gains (losses) on sales
   of investments ........................................       676,121     10,363,763      (130,162)       (18,639)            --
Net unrealized appreciation of investments................     2,028,451     18,547,566       352,861         50,965             --
-----------------------------------------------------------------------------------------------------------------------------------
     Total net assets.....................................  $ 41,124,990  $ 239,603,308   $20,951,220   $  5,416,071   $ 12,727,388
===================================================================================================================================

CONSECO SERIES TRUST
NOTES TO FINANCIAL STATEMENTS - CONTINUED

JUNE 30, 1998


================================================================================
(6) FINANCIAL HIGHLIGHTS
   Following are the financial highlights for each portfolio for the years ended December 31, 1994 through the six months ended June 30, 1998:

                                                                                    ASSET ALLOCATION PORTFOLIO
                                                            -----------------------------------------------------------------------
                                                             SIX MONTHS     YEAR ENDED     YEAR ENDED    YEAR ENDED     YEAR ENDED
                                                                ENDED      DECEMBER 31,   DECEMBER 31,  DECEMBER 31,   DECEMBER 31,
                                                            JUNE 30, 1998      1997           1996          1995           1994
                                                             (UNAUDITED)     (AUDITED)      (AUDITED)     (AUDITED)      (AUDITED)
===================================================================================================================================
Net asset value per share, beginning of year..............  $     13.320   $     13.470   $   12.390    $     11.040   $     11.400
   Income from investment operations:
     Net investment income................................         0.213          0.441         0.419          0.508          0.463
     Net realized gains (losses) and change in unrealized
       appreciation (depreciation) on investments.........         1.355          2.116         2.774          2.976        (0.526)
-----------------------------------------------------------------------------------------------------------------------------------
         Total income (loss) from investment operations...         1.568          2.557         3.193          3.484        (0.063)
-----------------------------------------------------------------------------------------------------------------------------------
   Distributions:
     Dividends from net investment income.................        (0.213)       (2.195)        (2.075)        (1.827)       (0.266)
     Distribution of net realized gains (Note 2)..........        (0.605)       (0.512)        (0.038)        (0.307)       (0.031)
-----------------------------------------------------------------------------------------------------------------------------------
         Total distributions..............................        (0.818)       (2.707)        (2.113)        (2.134)       (0.297)
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value per share, end of period..................  $     14.070   $    13.320     $   13.470    $    12.390    $   11.040
===================================================================================================================================


Total return (a)..........................................      24.69%(c)       17.85%         28.30%         31.49%        (0.55%)


Ratios/supplemental data
   Net assets (dollars in thousands), end of period.......  $     41,125   $    27,922    $    16,732   $      9,583   $     6,172
   Ratio of net expenses to average net assets............       0.75%(c)        0.75%          0.75%          0.75%         0.75%
   Ratio of total expenses to average net assets..........       0.81%(c)        0.84%          0.95%          0.87%         1.00%
   Ratio of net investment income to average net assets...       3.04%(c)        3.14%          3.15%          4.11%         4.20%
   Portfolio turnover rate................................     400.78%(c)      369.39%        208.13%        194.16%       223.92%
   Average commission paid (b)............................  $     0.0600   $    0.0600    $    0.0600            N/A           N/A


------------------------
(a)Total return represents performance of the Trust only and does not include mortality and expense deductions in separate accounts.
(b)Computed by dividing the total amount of commissions paid by the total number of shares purchased and sold during the period for which there was a commission. This disclosure is required by the Securities and Exchange Commission beginning in 1996.
(c)Annualized.

CONSECO SERIES TRUST
NOTES TO FINANCIAL STATEMENTS - CONTINUED

JUNE 30, 1998

================================================================================

(6) FINANCIAL HIGHLIGHTS (Continued)

                                                                                    COMMON STOCK PORTFOLIO
                                                            -----------------------------------------------------------------------
                                                             SIX MONTHS     YEAR ENDED     YEAR ENDED    YEAR ENDED     YEAR ENDED
                                                                ENDED      DECEMBER 31,   DECEMBER 31,  DECEMBER 31,   DECEMBER 31,
                                                            JUNE 30, 1998      1997           1996          1995           1994
                                                             (UNAUDITED)     (AUDITED)      (AUDITED)     (AUDITED)      (AUDITED)
===================================================================================================================================
Net asset value per share, beginning of year..............  $     20.160   $    21.850    $   18.840    $    16.540    $    16.690
   Income from investment operations:
     Net investment income................................         0.047         0.064         0.013          0.340          0.240
     Net realized gains and change in unrealized
       appreciation on investments........................         2.886         4.060         8.169          5.675          0.072
-----------------------------------------------------------------------------------------------------------------------------------
         Total income from investment operations..........         2.933         4.124         8.182          6.015          0.312
-----------------------------------------------------------------------------------------------------------------------------------
   Distributions:
     Dividends from net investment income.................        (0.047)       (4.232)       (4.209)        (2.807)        (0.327)
     Distribution of net realized gains (Note 2)..........        (1.656)       (1.582)       (0.963)        (0.908)        (0.135)
-----------------------------------------------------------------------------------------------------------------------------------
         Total distributions..............................        (1.703)       (5.814)       (5.172)        (3.715)        (0.462)
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value per share, end of period..................  $     21.390   $    20.160    $   21.850   $     18.840   $     16.540
===================================================================================================================================


Total return (a)..........................................      30.40%(c)       18.68%        44.99%         36.30%          1.92%


Ratios/supplemental data
   Net assets (dollars in thousands), end of period.......  $    239,603   $   216,986   $   171,332   $    109,636   $     74,760
   Ratio of net expenses to average net assets............      0.80% (c)        0.80%         0.80%          0.80%          0.80%
   Ratio of total expenses to average net assets..........      0.79% (c)        0.80%         0.81%          0.80%          0.83%
   Ratio of net investment income to average net assets...      0.43% (c)        0.28%         0.06%          1.80%          1.47%
   Portfolio turnover rate................................    272.91% (c)      234.20%       177.03%        172.55%        213.67%
   Average commission paid (b)............................  $     0.0600   $    0.0600   $    0.0600            N/A            N/A

---------------------------
(a)Total return represents performance of the Trust only and does not include mortality and expense deductions in separate accounts.
(b)Computed by dividing the total amount of commissions paid by the total number of shares purchased and sold during the period for which there was a commission. This disclosure is required by the Securities and Exchange Commission beginning in 1996.
(c)Annualized.

CONSECO SERIES TRUST
NOTES TO FINANCIAL STATEMENTS - CONTINUED

JUNE 30, 1998

================================================================================

(6) FINANCIAL HIGHLIGHTS (Continued)

                                                                                    CORPORATE BOND PORTFOLIO
                                                            -----------------------------------------------------------------------
                                                             SIX MONTHS     YEAR ENDED     YEAR ENDED    YEAR ENDED     YEAR ENDED
                                                                ENDED      DECEMBER 31,   DECEMBER 31,  DECEMBER 31,   DECEMBER 31,
                                                            JUNE 30, 1998      1997           1996          1995           1994
                                                             (UNAUDITED)     (AUDITED)      (AUDITED)     (AUDITED)      (AUDITED)
===================================================================================================================================
Net asset value per share, beginning of year..............  $     10.140   $      9.970    $   10.150   $      9.450   $      9.980
   Income from investment operations:
     Net investment income................................         0.324          0.654         0.662          0.680          0.649
     Net realized gains (losses) and change in unrealized
       appreciation (depreciation) on investments.........         0.031          0.309        (0.179)         0.990         (0.912)
-----------------------------------------------------------------------------------------------------------------------------------
         Total income (loss) from investment operations...         0.355          0.963         0.483          1.670         (0.263)
-----------------------------------------------------------------------------------------------------------------------------------
   Distributions:
     Dividends from net investment income.................        (0.324)       (0.793)        (0.663)        (0.970)        (0.267)
     Distribution of net realized gains (Note 2)..........        (0.061)           --             --             --             --
-----------------------------------------------------------------------------------------------------------------------------------
         Total distributions..............................        (0.385)       (0.793)        (0.663)        (0.970)        (0.267)
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value per share, end of period..................  $     10.110   $    10.140     $    9.970   $     10.150   $      9.450
===================================================================================================================================


Total return (a)..........................................       7.37%(b)        9.97%          4.97%         18.25%         (2.65%)

Ratios/supplemental data
   Net assets (dollars in thousands), end of period.......  $     20,951   $    21,277     $   17,463   $     16,046   $     12,903
   Ratio of net expenses to average net assets............       0.70%(b)        0.70%          0.70%          0.70%          0.70%
   Ration of total expenses to average net assets.........       0.72%(b)        0.77%          0.77%          0.74%          0.80%
   Ratio of net investment income to average net assets...       6.27%(b)        6.50%          6.65%          6.78%          6.78%
   Portfolio turnover rate................................     323.47%(b)      276.46%        276.35%        225.41%        198.48%

---------------------------
(a)Total return represents performance of the Trust only and does not include mortality and expense deductions in separate accounts.
(b)Annualized.

CONSECO SERIES TRUST
NOTES TO FINANCIAL STATEMENTS - CONTINUED

JUNE 30, 1998

================================================================================

(6) FINANCIAL HIGHLIGHTS (Continued)

                                                                                 GOVERNMENT SECURITIES PORTFOLIO
                                                            ----------------------------------------------------------------------
                                                             SIX MONTHS     YEAR ENDED     YEAR ENDED    YEAR ENDED     YEAR ENDED
                                                                ENDED      DECEMBER 31,   DECEMBER 31,  DECEMBER 31,   DECEMBER 31,
                                                            JUNE 30, 1998      1997           1996          1995           1994
                                                             (UNAUDITED)     (AUDITED)      (AUDITED)     (AUDITED)      (AUDITED)
===================================================================================================================================
Net asset value per share, beginning of year..............  $     12.040   $     11.940   $    12.380   $ 11.090       $  11.450
   Income from investment operations:
     Net investment income................................         0.351          0.724         0.722      0.754           0.720
     Net realized gains (losses) and change in unrealized
       appreciation (depreciation) on investments.........         0.056          0.232        (0.409)     1.119          (1.031)
-----------------------------------------------------------------------------------------------------------------------------------
         Total income (loss) from investment operations...         0.407          0.956         0.313      1.873          (0.311)
-----------------------------------------------------------------------------------------------------------------------------------
   Distributions:
     Dividends from net investment income.................        (0.351)       (0.856)        (0.707)    (0.583)         (0.049)
     Distribution of net realized gains (Note 2)..........        (0.036)           --         (0.046)        --              --
-----------------------------------------------------------------------------------------------------------------------------------
         Total distributions..............................        (0.387)       (0.856)        (0.753)    (0.583)         (0.049)
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value per share, end of period..................  $     12.060   $    12.040    $    11.940   $ 12.380       $  11.090
===================================================================================================================================


Total return (a)..........................................       7.00%(b)        8.26%          2.75%     17.35%          (2.79%)

Ratios/supplemental data
   Net assets (dollars in thousands), end of period.......  $      5,416   $     4,270    $     4,024   $  4,613       $   4,713
   Ratio of net expenses to average net assets............       0.70%(b)        0.70%          0.70%      0.70%           0.70%
   Ratio of total expenses to average net assets..........       0.92%(b)        0.92%          0.91%      0.78%           0.81%
   Ratio of net investment income to average net assets...       5.82%(b)        6.05%          6.02%      6.27%           6.45%
   Portfolio turnover rate................................      96.91%(b)      195.08%        157.62%    284.31%         421.05%

-------------------------------
(a)Total return represents performance of the Trust only and does not include mortality and expense deductions in separate accounts.
(b)Annualized.

CONSECO SERIES TRUST
NOTES TO FINANCIAL STATEMENTS - CONTINUED

JUNE 30, 1998

================================================================================

(6) FINANCIAL HIGHLIGHTS (Continued)

                                                                                     MONEY MARKET PORTFOLIO
                                                          -------------------------------------------------------------------------
                                                          SIX MONTHS ENDED  YEAR ENDED     YEAR ENDED    YEAR ENDED     YEAR ENDED
                                                                ENDED      DECEMBER 31,   DECEMBER 31,  DECEMBER 31,   DECEMBER 31,
                                                            JUNE 30, 1998      1997           1996          1995           1994
                                                             (UNAUDITED)     (AUDITED)      (AUDITED)     (AUDITED)      (AUDITED)
===================================================================================================================================
Net asset value per share, beginning of year..............  $      1.000   $      1.000   $     1.000     $1.000          $1.000
   Income from investment operations:
     Net investment income................................         0.026          0.051         0.050      0.055           0.038
-----------------------------------------------------------------------------------------------------------------------------------
         Total income (loss) from investment operations...         0.026          0.051         0.050      0.055           0.038
-----------------------------------------------------------------------------------------------------------------------------------
   Distributions:
     Dividends from net investment income ................        (0.026)        (0.051)       (0.050)    (0.055)         (0.038)
-----------------------------------------------------------------------------------------------------------------------------------
         Total distributions..............................        (0.026)        (0.051)       (0.050)    (0.055)         (0.038)
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value per share, end of period..................  $      1.000   $      1.000    $    1.000     $1.000          $1.000
===================================================================================================================================

Total return (a)..........................................       5.22%(b)         5.25%         5.13%      5.46%           3.78%

Ratios/supplemental data
   Net assets (dollars in thousands), end of period.......  $     12,727   $      8,603   $     6,985   $  5,396        $  5,105
   Ratio of net expenses to average net assets............       0.45%(b)         0.45%         0.45%      0.45%           0.45%
   Ratio of total expenses to average net assets..........       0.53%(b)         0.52%         0.59%      0.52%           0.58%
   Ratio of net investment income to average net assets...       5.11%(b)         5.14%         5.03%      5.46%           3.78%
   Portfolio turnover rate................................           N/A            N/A           N/A        N/A             N/A

---------------------------
(a)Total return represents performance of the Trust only and does not include mortality and expense deductions in separate accounts.
(b)Annualized.

================================================================================
BANKERS NATIONAL VARIABLE ACCOUNT B
SPONSOR
Bankers National Life Insurance Company - Carmel, Indiana.

INDEPENDENT PUBLIC ACCOUNTANTS
PricewaterhouseCoopers LLP - Indianapolis, Indiana.

CONSECO SERIES TRUST
BOARD OF TRUSTEES
William P. Daves, Jr., Chairman
   Consultant to the insurance and health care industries.
   Director, President and Chief Executive Officer,
   FFG Insurance Co.,
   Dallas, Texas.
Harold W. Hartley, Trustee
   Retired. Chartered Financial Analyst.
   Formerly Executive Vice President,
   Tenneco Financial Services Inc.,
   Fort Myers Beach, Florida.
Maxwell E. Bublitz, Trustee and President
   President, Conseco Capital Management, Inc.,
   Carmel, Indiana.
Dr. R. Jan LeCroy, Trustee
   President, Dallas Citizens Council,
   Dallas, Texas.
Dr. Jesse H. Parrish, Trustee
   Higher education consultant.
   Formerly President, Midland College,
   Midland, Texas.

INVESTMENT ADVISER
Conseco Capital Management, Inc. - Carmel, Indiana.

INDEPENDENT PUBLIC ACCOUNTANTS
PricewaterhouseCoopers LLP - Indianapolis, Indiana.

CUSTODIAN
Bankers Trust Company - New York, New York.

                                     [LOGO]

                                                    --------------------
                                                     FIRST CLASS MAIL
                                                     U.S. POSTAGE PAID
                                                      HACKENSACK, NJ
                                                       PERMIT NO. 9
                                                    --------------------
BANKERS NATIONAL LIFE INSURANCE COMPANY
11815 North Pennsylvania Street
Carmel, Indiana 46032


VA-1001 (8/98)
--------------------------------------------------------------------------------

                                     [LOGO]


BANKERS NATIONAL LIFE INSURANCE COMPANY


SEMIANNUAL REPORT
TO CONTRACT OWNERS


JUNE 30, 1998


   This report is for the information of contract owners and participants of the Bankers National Variable Account B and Conseco Series Trust. It is authorized for distribution to other persons only when preceded or accompanied by a current prospectus which contains more complete information, including charges and expenses.

                                             Bankers National Variable Account B
                                                            Conseco Series Trust

--------------------------------------------------------------------------------